UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant [    ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under Rule 14a-12

GI DYNAMICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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April 30, 2015

To Our Stockholders:

You are cordially invited to attend the 2015 annual meeting of stockholders of GI Dynamics, Inc. to be held on Tuesday, June 9, 2015 at 9:00 a.m., Australian Eastern Standard Time (which is 7:00 p.m. on Monday, June 8, 2015 U.S. Eastern Daylight Time) at the offices of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia.

Details regarding the meeting, the business to be conducted at the meeting, and information about GI Dynamics, Inc. that you should consider when you vote your shares are described in this proxy statement.

All stockholders and holders of our CHESS Depositary Interests (“CDIs”) are invited to attend the annual meeting in person and we hope you will be able to attend the annual meeting. Whether or not you expect to attend the annual meeting, you are urged to submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or shares underlying your CDIs) can be voted at the annual meeting in accordance with your instructions. Internet voting is available. When you have finished reading the proxy statement, we encourage you to vote promptly. You may vote your shares (or direct CHESS Depositary Nominees Pty Ltd (“CDN”) to vote if you hold your shares in the form of CDIs) by following the instructions on the enclosed proxy card or the CDI Voting Instruction Form. Internet voting is available as described in the enclosed materials.

Thank you for your continued support of GI Dynamics, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Michael D. Dale

President and Chief Executive Officer

GI DYNAMICS, INC.

25 Hartwell Avenue

Lexington, Massachusetts 02421, U.S.A.

April 30, 2015

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of GI Dynamics, Inc. (the “Company”) will be held on Tuesday, June 9, 2015 at 9:00 a.m., Australian Eastern Standard Time (which is 7:00 p.m. on Monday, June 8, 2015 U.S. Eastern Daylight Time) at the offices of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia for the following purposes:

1.	To elect the two Class I directors named in the accompanying proxy statement to serve three-year terms expiring in 2018;

2.	To re-elect the two Class III directors named in the accompanying proxy statement who were appointed by the board since the last annual meeting;

3.	For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 10.14 and for all other purposes, to approve the grant of 26,870 performance stock units and 31,363 stock options to Michael D. Dale on the terms set out in the accompanying proxy statement;

4.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Michael A. Carusi on the terms set out in the accompanying proxy statement;

5.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Anne J. Keating on the terms set out in the accompanying proxy statement;

6.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Timothy J. Barberich on the terms set out in the accompanying proxy statement;

7.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Graham J. Bradley on the terms set out in the accompanying proxy statement;

8.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Jack E. Meyer on the terms set out in the accompanying proxy statement;

9.	For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 1,000 restricted stock units and 1,000 stock options to Daniel J. Moore on the terms set out in the accompanying proxy statement;

10.	For purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, to approve a cap of 556,963 shares as the maximum number of shares with respect to which stock options, stock appreciation rights and other similar awards may be granted to any participant in any fiscal year under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan;

11.	For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan as an exception to ASX Listing Rule 7.1;

12.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

13.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

Our board of directors recommends a vote “FOR” Proposals 1 through 12, except for Michael D. Dale (with respect to Proposal 3 only), Michael A. Carusi (with respect to Proposal 4 only), Anne J. Keating (with respect to Proposal 5 only), Timothy J. Barberich (with respect to Proposal 6 only), Graham J. Bradley (with respect to Proposal 7 only), Jack E. Meyer (with respect to Proposal 8 only), and Daniel J. Moore (with respect to Proposal 9 only), who abstain from making a recommendation with respect to the specified Proposal(s) due to their personal interest in that Proposal(s).

You are entitled to vote at the Annual Meeting only if you were a GI Dynamics, Inc. stockholder on the Record Date of 4:30 p.m. on April 13, 2015 Australia Eastern Standard Time (which is 2:30 a.m. on April 13, 2015 U.S. Eastern Daylight Time). This means that owners of common stock as of that date are entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Record holders of CHESS Depositary Interests (“CDIs”), as of the close of business on the Record Date, are entitled to receive notice of and to attend the Annual Meeting or any adjournment or postponement of the meeting and may instruct our CDI Depositary, CHESS Depositary Nominees Pty Ltd (“CDN”), to vote the shares underlying their CDIs by following the instructions on the enclosed CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au. Doing so permits CDI holders to instruct CDN to vote on behalf of the CDI holders at the Annual Meeting in accordance with the instructions received via the CDI Voting Instruction Form or online. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A.

The proxy statement that accompanies and forms part of this Notice of Annual Meeting provides information in relation to each of the matters to be considered. This Notice of Annual Meeting and the proxy statement should be read in their entirety. If stockholders are in doubt as to how they should vote, they should seek advice from their legal counsel, accountant, solicitor, or other professional adviser prior to voting.

All stockholders and holders of our CDIs are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to submit your proxy card or CDI Voting Instruction Form as soon as possible so that your shares (or the shares underlying your CDIs) can be voted at the Annual Meeting in accordance with your instructions. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert Solomon

Vice President, Finance, Treasurer and Secretary

2

PAGE

Important Information About the Annual Meeting and Voting	1

Proposal 1 – Election of Class I Directors	8

Proposal 2 – Re-Election of Class III Directors	9
Board of Directors and Corporate Governance	10
Executive Officer and Director Compensation	18
Equity Compensation Plan Information	27
Security Ownership of Certain Beneficial Owners and Management	28
Report of Audit Committee	31
Section 16(a) Beneficial Ownership Reporting Compliance	32
Proposal 3 – Approval of the Grant of Stock Options and Performance Stock Units to Michael D. Dale	33
Proposals 4-9 – Approval of Grant of Stock Options and Restricted Stock Units to Non-Executive Directors of the Company	36
Proposal 10 – For Purposes of Complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, to Approve a Cap of 556,963 Shares as the Maximum Number of Shares with Respect to which Stock Options, Stock Appreciation Rights and Other Similar Awards May Be Granted to Any Participant in Any Fiscal Year Under the 2011 Plan	39
Proposal 11 – Approval of the Issue and Transfer of Securities Under the 2011 Plan	44
Proposal 12 – Independent Registered Public Accounting Firm	45
Audit-Related Matters	46
Other Matters	47
Stockholder Proposals for 2016 Annual Meeting	47

Appendix A – GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan	A-1

i

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

GI DYNAMICS, INC.

25 Hartwell Avenue

Lexington, Massachusetts 02421, U.S.A.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

JUNE 9, 2015

(AUSTRALIAN EASTERN STANDARD TIME)

This proxy statement, along with the accompanying notice of 2015 Annual Meeting of Stockholders, contains information about the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of GI Dynamics, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting on Tuesday, June 9, 2015 at 9:00 a.m., Australian Eastern Standard Time (which is 7:00 p.m. on Monday, June 8, 2015 U.S. Eastern Daylight Time) at the offices of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia.

In this proxy statement, we refer to GI Dynamics, Inc. as “GI Dynamics,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our board of directors for use at the Annual Meeting.

Except where otherwise indicated, all common share and per common share information in this proxy statement has been adjusted to reflect a reverse stock split of our common stock that was effected on April 9, 2015 in which each 10 outstanding shares of our common stock were converted into 1 share of our common stock. As a result of this split, each outstanding share of common stock represents 50 CDIs.

On or about April 30, 2015, we began sending this proxy statement, the attached Notice of 2015 Annual Meeting of Stockholders, proxy card, CDI Voting Instruction Form and Annual Report, which includes our financial statements for the fiscal year ended December 31, 2014 (“Annual Report”) to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT:  To ensure that your shares are represented at the Annual Meeting, please vote (or, for CDI holders, direct CDN to vote) your shares via the Internet or by marking, signing, dating, and returning the enclosed proxy card or CDI Voting Instruction Form to the address specified. If you attend the Annual Meeting, you may choose to vote in person even if you have previously voted your shares, except that CDI holders may only instruct CDN to vote on their behalf by completing and signing the CDI Voting Instruction Form or voting online at www.linkmarketservices.com.au and may not vote in person.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The board of directors of GI Dynamics is soliciting your proxy to vote at the Annual Meeting to be held on Tuesday, June 9, 2015 at 9:00 a.m., Australian Eastern Standard Time (which is 7:00 p.m. on Monday, June 8, 2015 U.S. Eastern Daylight Time) at the offices of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia and any adjournments of the Annual Meeting. The proxy statement along with the accompanying Notice of 2015 Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

The Annual Meeting is our fourth annual meeting of stockholders as a publicly listed company. In September 2011, we completed our initial public offering and listed on the Australian Securities Exchange (“ASX”). If you held shares of our common stock at 4:30 p.m. on April 13, 2015 Australian Eastern Standard Time (which is 2:30 a.m. on April 13, 2015 U.S. Eastern Daylight Time) (the “Record Date”), you are invited to attend the Annual Meeting and vote on the proposals described in this proxy statement. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and may instruct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

We have sent you this proxy statement, the Notice of 2015 Annual Meeting of Stockholders, the proxy card, CDI Voting Instruction Form and a copy of our Annual Report because you owned shares of GI Dynamics, Inc.’s common stock or CDIs on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about April 30, 2015.

Who Can Vote?

If you were a holder of GI Dynamics common stock, either as a stockholder of record or as the beneficial owner of shares held in street name as of 4:30 p.m. on April 13, 2015 Australian Eastern Standard Time (which is 2:30 a.m. on April 13, 2015 U.S. Eastern Daylight Time), the Record Date for the Annual Meeting, you may vote your shares at the Annual Meeting. As of the Record Date, there were 9,484,671 shares of our common stock outstanding and entitled to vote (equivalent to 474,233,550 CDIs assuming all shares of common stock were converted into CDIs on the Record Date). Our common stock is our only class of voting stock. Each stockholder has one vote for each share of common stock held as of the Record Date. Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

You do not need to attend the Annual Meeting to vote your shares (or shares underlying your CDIs). Shares represented by valid proxies or, for CDI holders, by valid CDI Voting Instruction Forms, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

What does it mean to be a “stockholder of record?”

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company. As a stockholder of record, you have the right to grant your voting proxy directly to GI Dynamics or to vote in person at the Annual Meeting. If you received printed proxy materials, we have enclosed or sent a proxy card for you to use. You may also vote by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?” Holders of CDIs are entitled to receive notice of and to attend the Annual Meeting and may direct CDN to vote at the Annual Meeting by following the instructions on the CDI Voting Instruction Form or by voting online at www.linkmarketservices.com.au.

What does it mean to beneficially own shares in “street name?”

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, the proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposals on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy or by Internet, as described below under the heading “How Do I Vote My Shares of GI Dynamics Common Stock?”

How Do I Vote My Shares of GI Dynamics Common Stock?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board’s recommendations as noted below.

•	In person at the Annual Meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 9:00 a.m. on June 7, 2015 Australian Eastern Standard Time (which is 7:00 p.m. on June 6, 2015 U.S. Eastern Daylight Time).

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

How Do I Vote If I Hold CDIs?

Each CDI holder is entitled to direct CDN to vote one vote for every fifty (50) CDIs held by such holder. Those persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting and any adjournment or postponement thereof, and may direct CDN to vote their underlying shares of common stock at the Annual Meeting by voting online at www.linkmarketservices.com.au, or by returning the CDI Voting Instruction Form to Link Market Services Limited, the agent we designated for the collection and processing of voting instructions from our CDI holders, so that it is received by Link Market Services Limited no later than 9:00 a.m. on June 6, 2015 Australian Eastern Standard Time (which is 7:00 p.m. on June 5, 2015 U.S. Eastern Daylight Time) in accordance with the instructions on such form. Doing so permits CDI holders to instruct CDN to vote on their behalf in accordance with their written directions.

Alternatively, CDI holders have the following options in order to vote at the Annual Meeting:

•	informing GI Dynamics that they wish to nominate themselves or another person to be appointed as CDN’s proxy for the purposes of attending and voting at the Annual Meeting, or

•	converting their CDIs into a holding of shares of GI Dynamics common stock and voting these at the meeting (however, if thereafter the former CDI holder wishes to sell their investment on the ASX, it would be necessary to convert shares of common stock back into CDIs). This must be done prior to the Record Date for the Annual Meeting.

If you hold a number of CDIs not exactly divisible by 50, then in respect to any fractional entitlement to a share represented by the balance of these CDIs, as the Company does not issue fractional shares or recognize fractional votes, you will not have any right to vote at any meetings of the Company in respect of the fractional entitlement to underlying shares of common stock such CDIs represent.

As holders of CDIs will not appear on GI Dynamics’ share register as the legal holders of the shares of common stock, they will not be entitled to vote at our stockholder meetings unless one of the above steps is undertaken.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The board of directors (with Michael D. Dale abstaining from making a recommendation on Proposal 3, Michael A. Carusi abstaining from making a recommendation on Proposal 4, Anne J. Keating abstaining from making a recommendation on Proposal 5, Timothy J. Barberich abstaining from making a recommendation on Proposal 6, Graham J. Bradley abstaining from making a recommendation on Proposal 7, Jack E. Meyer abstaining from making a recommendation on Proposal 8, and Daniel J. Moore abstaining from making a recommendation on Proposal 9, due to their respective personal interests in those proposals) recommends that you vote as follows:

•	“FOR” the election of each of the Class I directors named in this proxy statement to hold office for a term of three years;

•	“FOR” the re-election of each of the Class III directors named in this proxy statement who were appointed by the board since the last annual meeting;

•	“FOR” the approval of the grant of stock options and performance stock units to Michael D. Dale, our chief executive officer and director;

•	“FOR” the approval of the grant of stock options and restricted stock units to Michael A. Carusi, a non-executive director of the Company;

•	“FOR” the approval of the grant of stock options and restricted stock units to Anne J. Keating, a non-executive director of the Company;

•	“FOR” the approval of the grant of stock options and restricted stock units to Timothy J. Barberich, a non-executive director of the Company;

•	“FOR” the approval of the grant of stock options and restricted stock units to Graham J. Bradley, a non-executive director of the Company;

•	“FOR” the approval of the grant of stock options and restricted stock units to Jack E. Meyer, a non-executive director of the Company;

•	“FOR” the approval of the grant of stock options and restricted stock units to Daniel J. Moore, a non-executive director of the Company;

•	“FOR” the approval of a cap of 556,963 shares as the maximum number of shares with respect to which stock options, stock appreciation rights and other similar awards may be granted to any participant in any fiscal year under the Company’s 2011 Employee, Director and Consultant Equity Incentive (the “2011 Plan”) for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	“FOR” the approval of the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change My Vote or Revoke My Proxy?

If you are a stockholder of record and give us your proxy, you may change your vote or revoke your proxy at any time before the Annual Meeting in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•	by re-voting by Internet as instructed above;

•	by notifying our corporate secretary in writing at GI Dynamics, Inc., 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A., Attention: Corporate Secretary before the Annual Meeting that you have revoked your proxy; or

•	by attending the Annual Meeting in person, revoking your proxy and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.

If you are a beneficial owner and hold shares through a broker, bank or other nominee, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your voting instructions in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

If you are a holder of CDIs and you direct CDN to vote by completing the CDI Voting Instruction Form, you may revoke those directions by delivering to Link Market Services Limited a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent which notice must be received by Link Market Services no later than 9:00 a.m. on June 6, 2015 Australian Eastern Standard Time (which is 7:00 p.m. on June 5, 2015 U.S. Eastern Daylight Time).

What if I Receive More Than One Set of Proxy Materials?

It generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for each account.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote My Shares of GI Dynamics Common Stock?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 12 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposals 1-2 of this proxy statement). Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors, no votes will be cast on that proposal on your behalf.

Subject to Voting Exclusion Statements for a Proposal, the Vote Required to Approve Each Proposal and How Votes are Counted is set out below. Information on voting exclusion statements is set out in in the additional information provided for each Proposal.

Proposals 1-2: Elect and Re-elect Directors	The nominees for director who receive the most “FOR” votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. A vote to abstain will not count as a vote cast “FOR” or “AGAINST” a director nominee, and abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Executive Director Stock Option and Performance Stock Unit Grants	The affirmative vote of a majority of the shares cast for this proposal is required to approve the grant to Michael D. Dale of 31,363 stock options to purchase 31,363 shares of our common stock and 26,870 performance stock units which, on vesting, will entitle Mr. Dale to 26,870 shares of our common stock. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the option grant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposals 4-9: Non-Executive Director Stock Option and Restricted Stock Unit Grants	The affirmative vote of a majority of the shares cast for this proposal is required to approve the grant to each of our non-executive directors of 1,000 stock options to purchase 1,000 shares of our common stock and 1,000 restricted stock units which, on vesting, will entitle each non-executive director to 1,000 shares of our common stock. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the option grant. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote

Proposal 10: Approval of a cap of 556,963 shares under the 2011 Plan, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended	The affirmative vote of a majority of the shares cast for this proposal is required to approve the 2011 Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the 2011 Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 11: Approval of the Issue and Transfer of Securities under the 2011 Plan as an exception to ASX Listing Rule 7.1	The affirmative vote of a majority of the shares cast for this proposal is required to approve the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 12: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, our audit committee of our board of directors will reconsider its selection.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election examine these documents. Other members of management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Where Can I find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. In accordance with the requirements of ASX Listing Rule 3.13.2, we will disclose to ASX the voting results of the Annual Meeting immediately after the meeting. We will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Could Other Matters Be Decided at the Annual Meeting?

We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented for consideration at the Annual Meeting and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

How Do I Attend the Annual Meeting?

We are pleased to offer two options for our Annual Meeting: (1) participating in a teleconference or (2) attending in person. The Annual Meeting and the associated presentation materials may be accessed through the ‘Investors’ section of our website at www.gidynamics.com. A replay of the Annual Meeting will be available on our website after the meeting.

Admission to the Annual Meeting in person is limited to our stockholders or holders of CDIs, one member of their respective immediate families, or their named representatives. We reserve the right to limit the number of immediate family members or representatives who may attend the meeting. Stockholders of record, holders of CDIs of record, immediate family member guests, and representatives will be required to present government-issued photo identification (e.g., driver’s license or passport) to gain admission to the Annual Meeting.

To register to attend the Annual Meeting, please contact our Investor Relations as follows:

•	by e-mail at investor@gidynamics.com;

•	by phone at +1 781-357-3250 in the U.S or at +61 2 9325 9046 in Australia;

•	by fax to +1 781-357-3301; or

•	by mail to Investor Relations at 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A.

Please include the following information in your request:

•	your name and complete mailing address;

•	whether you require special assistance at the meeting;

•	if you will be naming a representative to attend the meeting on your behalf, the name, complete mailing address, and telephone number of that individual;

•	proof that you own GI Dynamics stock or hold CDIs as of the Record Date (such as a letter from your bank, broker, or other financial institution; a photocopy of a current brokerage or other account statement; or, a photocopy of a holding statement); and

•	the name of your immediate family member guest, if one will accompany you.

Please be advised that no cameras, recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.

You need not attend the Annual Meeting in order to vote.

What are the Implications of Being an “Emerging Growth Company”?

As a company with less than $1.0 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, which we refer to as the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. As an emerging growth company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies. These provisions include:

•	Reduced disclosure about our executive compensation arrangements;

•	No non-binding shareholder advisory votes on executive compensation or golden parachute arrangements; and

•	Exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting.

We may take advantage of these exemptions for up to five years or such earlier time that we are no longer an emerging growth company. We would cease to be an emerging growth company if we have more than $1.0 billion in annual revenues as of the end of a fiscal year, if we are deemed to be a large-accelerated filer under the rules of the Securities and Exchange Commission, or the SEC, or if we issue more than $1.0 billion of non-convertible debt over a three-year-period.

PROPOSAL 1 – ELECTION OF CLASS I DIRECTORS

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified. Our board of directors currently consists of seven (7) members, classified into three classes as follows: (1) Anne J. Keating and Michael A. Carusi constitute a class with a term ending at this Annual Meeting (“Class I Directors”); (2) Timothy J. Barberich and Graham J. Bradley constitute a class with a term ending at the annual meeting of stockholders to be held in 2016 (“Class II Directors”); and (3) Jack E. Meyer, Daniel J. Moore and Michael D. Dale constitute a class with a term ending at the annual meeting of stockholders to be held in 2017 (“Class III Directors”).

On March 23, 2015, our board of directors voted to nominate Anne J. Keating and Michael A. Carusi (“Class I Nominees”) for re-election as Class I Directors of the Company at the Annual Meeting for a term of three years to serve until the annual meeting of stockholders to be held in 2018, and until their respective successors have been duly elected and qualified.

Vote Required and Board of Directors Recommendation

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the two director nominees receiving the highest number of “FOR” votes will be elected as Class I directors.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Class I Directors of Anne J. Keating and Michael A. Carusi. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ANNE J. KEATING AND MICHAEL A. CARUSI AS CLASS I DIRECTORS.

PROPOSAL 2 — RE-ELECTION OF CLASS III DIRECTORS

Our Certificate of Incorporation and Bylaws provide that the maximum number of directors is ten (10) and that this maximum may only be changed by majority vote of the board of directors. Our board is divided into three classes with staggered three-year terms. One class of directors is elected at each annual meeting of stockholders to serve for a three-year term, and those directors will hold office until their successors have been duly elected and qualified.

Our board of directors currently consists of seven (7) members, classified into three classes as follows: Class I and Class II comprise two directors each and Class III comprises three directors. Further details of these classes of directors and each director in these classes is set out in the background to Proposal No. 1 in this proxy statement. Our board appointed Michael D. Dale on September 18, 2014 and Daniel J. Moore on September 10, 2014 to serve as Class III directors. Under the ASX Listing Rules, where a director is approved by the board during the year, he must not hold office without re-election beyond the next annual meeting after his appointment (being this Annual Meeting) when he must be duly elected by a vote of our stockholders. Accordingly, Michael D. Dale and Daniel J. Moore, will retire and have been nominated by the board for re-election.

If elected, the two directors nominated for re-election as Class III directors will serve until the Company’s annual meeting of stockholders in 2017, and in each case until their successor is elected and qualified.

Vote Required for Approval

Directors are elected by a plurality of the votes cast at the Annual Meeting, which means that the director nominees receiving the highest number of “FOR” votes will be elected as Class III directors. Abstentions and broker non-votes are not counted as votes cast with respect to that director, and will have no direct effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THE RE-ELECTION OF MICHAEL D. DALE AND DANIEL J. MOORE AS CLASS III DIRECTORS.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Overview

Our Company was incorporated on March 24, 2003 as a Delaware corporation, with operations based in Lexington, Massachusetts. In September 2011, the Company completed an initial public offering of its CDIs (and underlying shares of common stock) pursuant to a prospectus prepared in accordance with the requirements of Chapter 6D of the Australian Corporations Act 2001 (Cth) (“Corporations Act”) and filed with the Australian Securities and Investments Commission. Concurrently with the initial public offering, the Company completed a private placement with certain investors. Our shares of common stock trade on ASX in the form of CDIs. Our CDIs, each currently representing one-fiftieth of one share of our common stock, have been listed on ASX under the trading symbol “GID” since September 7, 2011. Prior to such time there was no public market for our securities.

Board of Directors

The board is responsible for the overall corporate governance of the Company. Issues of substance affecting the Company are considered by the full board, with advice from external advisers as required. Each director must bring an independent view and judgment to the board and must declare all conflicts of interest. Any issue concerning a director must be provided to the board at a board meeting as soon as practicable, and directors may not participate in discussions or resolutions pertaining to any matter in which the director has a material personal interest.

The board’s role in risk oversight includes receiving reports from senior management and the audit committee on a regular basis regarding material risks faced by the Company and applicable mitigation strategies and activities. The reports detail the effectiveness of the risk management program and identify and address material business risks such as technological, strategic, business, operational, financial, human resources and legal/regulatory risks. The board and its committees (described below) consider these reports, discuss matters with management and identify and evaluate any potential strategic or operational risks, and appropriate activity to address those risks.

The responsibilities of the board are set down in the Company’s Board Charter, which has been prepared having regard to the ASX Corporate Governance Council’s ASX Corporate Governance Principles and Recommendations 2nd edition (“ASX Corporate Governance Principles”). A copy of the Company’s Board Charter is available on the Company’s website at www.gidynamics.com.

Our directors, including the persons nominated as directors, their ages and their position at the Company as of March 31, 2015 are as follows:

Name	Age	Position
Jack E. Meyer (3)	71	Non-executive Chairman of the Board
Michael D. Dale	55	President & Chief Executive Officer, Executive Director
Timothy J. Barberich (1)(2)	67	Non-executive Director
Graham J. Bradley, AM (1)	66	Non-executive Director
Michael A. Carusi (2)(3)	49	Non-executive Director
Anne J. Keating (1)(3)	61	Non-executive Director
Daniel J. Moore(2)	54	Non-executive Director

(1)	Member of audit committee.
(2)	Member of compensation committee.
(3)	Member of nominating and corporate governance committee.

The names and certain information regarding each of our director’s experience, qualifications, attributes and skills are set forth below.

Class I Nominees

Michael A. Carusi - Non-executive Director

Michael A. Carusi has served as a director of the Company since 2003. Mr. Carusi has over 20 years’ experience in the life sciences and health care industry in business development, management consulting and venture capital roles. As a result of this experience, Mr. Carusi provides us financial and management experience. Since 2012, Mr. Carusi has been a general partner of Lightstone Ventures which is a venture capital firm focused on investments in the life sciences industry. Since October 1998, Mr. Carusi has been a general partner of Advanced Technology Ventures, or ATV, which is a venture capital firm focused on investments in the life sciences and technology sectors. In 2003, Mr. Carusi led the ATV investment in the Company.

Mr. Carusi is a director of private medical companies in which ATV has invested, including Altura Medical, Inc., EndoGastric Solutions, Inc., GluMetrics, Inc., PowerVision, Inc., Holaira, Inc., Second Genome, Inc., and Gynesonics, Inc. He is also a former director of ATV investee companies where he was responsible for investments and successful exits, including Ardian, Inc., which was acquired by Medtronic, Inc., Plexxikon, Inc., which was acquired by Daiichi Sankyo Co, Ltd, and MicroVention, which was acquired by Terumo Medical Corporation, and TranS1 (BAXS) which went public on NASDAQ in 2007. Prior to joining ATV, Mr. Carusi served as the director of business development for Inhale Therapeutic Systems, Inc., a pulmonary drug delivery company that listed on NASDAQ in 1994, where he led partnering activities in the US, Europe and Japan. Mr. Carusi was formerly a principal at The Wilkerson Group, a management consulting firm focused exclusively on health care. Mr. Carusi also serves as a lecturer at the Amos Tuck School of Business Administration at Dartmouth College where he also sits on the Tuck MBA Advisory Board. Previously, Mr. Carusi was a faculty member of the Stanford Biodesign Emerging Entrepreneurs Forum and an advisory board member of the UCSF/Berkeley Venture Innovation Program.

Mr. Carusi holds a Masters of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College and a Bachelors of Science in mechanical engineering from Lehigh University.

Anne J. Keating - Non-executive Director

Anne J. Keating has served as a director of the Company since June 2011. Ms. Keating has had an extensive career in management and as a director of Australian companies, divisions of US companies and not-for-profit organizations. Her extensive business and governance experience makes her qualified to sit on our board of directors.

Ms. Keating is currently a director of a number of ASX-listed companies in a range of different industries, including REVA Medical, Inc., a US-based medical device company developing and commercializing bioresorbable stents for the treatment of coronary artery disease, and Goodman Group Limited.

Ms. Keating is also a director for the Garvan Institute of Medical Research (a leading research institute which studies diabetes and obesity among other diseases) and an Inaugural Governor for the Cerebral Palsy Alliance Research Foundation. Ms. Keating is the chairman of the board of Houlihan Lokey, Australia. From 2012 to March 2015, Ms. Keating was a member of the Advisory Council of CIMB Australia. From 1993 to 2001, Ms. Keating held the position of general manager, Australia for United Airlines and from 1993 to 1998 she was also a governor for the American Chamber of Commerce. She was also a delegate to the Australian/American Leadership Dialogue for 14 years. Ms. Keating was an inaugural board member of the Victor Chang Cardiac Research Institute for 10 years and also served on the board of NRMA Pty Ltd, Insurance Australia Group (IAG) for 9 years and STW Ltd for 16 years. She has recently resigned as a director of Ardent Leisure Management Limited after a 15 year term. She has also held former directorships with Spencer Street Station Redevelopment Holdings Limited, Easy FM China Pty Ltd, Radio 2CH Pty Ltd and Workcover Authority of New South Wales.

Class II Directors Continuing in Office (Terms Expire at the 2016 Annual Meeting of Stockholders)

Timothy J. Barberich - Non-executive Director

Timothy J. Barberich has been a director of the Company since June 2011. Mr. Barberich has nearly 40 years’ experience in pharmaceutical and medical device companies, in technical, sales, marketing and management positions, including as chief executive officer and chairman of the board. Mr. Barberich is the founder and former president, chief executive officer and chairman of Sepracor, Inc., a NASDAQ-listed-pharmaceutical company based in Massachusetts, which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. Mr. Barberich founded Sepracor in 1984 and served as its chief executive officer from 1984 to 2007 and chairman of the board from 1990 to 2007. From 2007 to 2008, Mr. Barberich served as executive chairman of Sepracor and then chairman of the board from 2008 to 2009. Mr. Barberich led Sepracor through its early-stage research and development, product approvals, commercialization, private financings and initial public offering, partnerships with major companies, several successful spin-outs and achievement of revenues in excess of $1 billion. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Millipore Corporation, a company that provides separations products to the life science research, pharmaceutical, biotechnology and electronic markets. Mr. Barberich brings to our board the knowledge and experience of leading a company in the health care industry through every stage of its life cycle. We believe this experience and familiarity with the types of risks we may face, together with his broad medical device and pharmaceutical industry experience, makes Mr. Barberich uniquely suited to serve on our board.

Mr. Barberich is currently chairman of BioNevia Pharmaceuticals, Inc. and is a director of HeartWare International, Inc., a NASDAQ-listed medical device company and Verastem, Inc., a NASDAQ-listed biotechnology company. Mr. Barberich also serves on the board of several private companies including Tokai Pharmaceuticals, Inc. and Neurovance, Inc. Mr. Barberich was formerly a director of BioSphere Medical, Inc., a NASDAQ-listed biotechnology company and Gemin X Biotechnologies, Inc. and Resolvyx Pharmaceuticals, which were acquired in 2011 and 2010, respectively.

Mr. Barberich holds a Bachelor of Science degree in Chemistry from Kings College in Pennsylvania and has taken graduate courses from the School of Chemistry at Rutgers University.

Graham J. Bradley, AM - Non-executive Director

Graham J. Bradley has served as a director of the Company since June 2011. Mr. Bradley has had an extensive career spanning a range of industries across the Australian economy including banking and finance, residential and commercial property, insurance, telecommunications, mining services, minerals and energy, medical research and the arts. From 1995 to 2003, Mr. Bradley was managing director of leading listed investment management and financial services group Perpetual Limited and during his eight-year tenure, Perpetual became one of Australia’s leading listed funds management and financial services groups. Mr. Bradley’s strong financial background provides financial expertise to our board, including an understanding of financial statements, corporate finance, accounting and capital markets.

Mr. Bradley is currently chairman of ASX-listed companies Stockland Corporation Limited, where he was appointed to the board in 2004 and appointed Chairman in 2005, and Po Valley Energy Limited, where he was appointed to the board in 2004. Mr. Bradley also currently serves as chairman of HSBC Bank Australia Limited; Virgin Australia International Holdings Limited; chairman of the advisory board for Anglo American Australian Limited; a council member of the European Australian Business Council; the chairman and director of Energy Australia Holdings Limited and the chairman of Infrastructure New South Wales. From 2009 to 2011, Mr. Bradley served as the president of the Business Council of Australia, the preeminent business leadership organization in Australia representing some 120 of the largest businesses and employers. Mr. Bradley was a director of Garvan Institute for Medical Research, a leading Australian medical research organization, which includes a leading diabetes research group, for 10 years from 1999 to 2009 and also chaired the Garvan Foundation during this time. Mr. Bradley has held former roles including as chairman of Boart Longyear Limited and Proteome Systems Limited; and as a director of Singapore Telecommunications Limited, Queensland Investment Corporation and MBF Australia Limited. Prior to his role at Perpetual, Mr. Bradley was managing partner of the law firm Blake Dawson Waldron and a partner of McKinsey & Company.

Mr. Bradley holds a Bachelor of Arts and a Bachelor of Law with first class honors from the University of Sydney and a Masters of Law from Harvard University. Mr. Bradley is also a Fellow of the Australian Institute of Company Directors and was recognized as a Member of the Order of Australia in July 2009 for his services to business, the arts and medical research.

Class III Directors Continuing in Office (Terms Expire at the 2017 Annual Meeting of Stockholders)

Michael D. Dale - Executive Director

Michael D. Dale has served as our president and chief executive officer and a director since September 2014. Mr. Dale has nearly 25 years of experience of operational leadership and global commercialization experience, spanning multiple high technology, transformative medical device companies in the cardiovascular, neuromodulation and electrophysiology markets, all of which makes him qualified to serve on our board. Prior to joining the Company, from September 2012 to June 2014 Mr. Dale served as president and CEO of Helical Solutions, an early stage venture capital funded business dedicated to the treatment of atrial fibrillation. From October 2002 until its acquisition by Medtronic, Inc. in August 2010, Mr. Dale served as chief executive officer, president and chairman of the board of ATS Medical, Inc., a company that developed, manufactured, and marketed medical devices for the treatment of structural heart disease. From 1998 to 2002, Mr. Dale was Vice President of Worldwide Sales and Marketing at Endocardial Solutions, Inc., a company that developed and marketed an advanced cardiac mapping and catheter navigation system for the diagnosis and treatment of cardiac arrhythmias. From 1996 to 1998, Mr. Dale was Vice President of Global Sales for Cyberonics, Inc., a neuromodulation medical device company, and additionally was Managing Director of Cyberonics Europe S.A. From 1988 to 1996, Mr. Dale served in several capacities at cardiovascular medical device manufacturer and marketer St. Jude Medical, Inc., most recently as the Business Unit Director for St. Jude Medical Europe.

Mr. Dale currently serves on the board of directors of several private companies including Neuronetics, Inc., Preceptis Medical, Inc. and, NeoChord, Inc. Mr. Dale also serves on Purdue University’s Weldon School of Biomedical Engineering Advisory Board and the Advanced Medical Technology Association (AdvaMed) Board.

Mr. Dale holds a Bachelor of Science degree from California Polytechnic State University – San Luis Obispo.

Jack E. Meyer - Non-executive Chairman of the Board

Jack E. Meyer has served as a director of the Company since 2003 and as our chairman since June 2011. Mr. Meyer has nearly 40 years’ experience in the medical device, health care and medical technology industries including roles as chief executive officer and in sales and marketing, and has expertise in new medical technologies, commercialization, market expansion and corporate divestment, all of which make Mr. Meyer suited to serve on our board of directors.

Mr. Meyer was formerly the president and chief executive officer of Urologix, Inc., a NASDAQ-listed medical device company, from 1994 to 1998, where he was responsible for developing the company, entering into international distribution arrangements and completing several private and public financings. Mr. Meyer was also president and chief executive officer of Fiberoptic Sensor Technologies, Inc., which was acquired by C.R. Bard, from 1993 to 1994; president & chief executive officer of Carelink Corporation, which was acquired by Tokos Medical Corporation, from 1992 to 1993; executive vice president and chief operating officer of Quest Medical, Inc. from 1982 to 1991, and vice president sales and marketing of IVAC Corporation, which was acquired by Eli Lilly. Mr. Meyer also has served on the board of a number of private medical device companies and currently serves on the board of Minnetronix, Inc.

Mr. Meyer holds a Bachelor of Science and a Masters of Business Administration, each from Drake University.

Daniel J. Moore – Non-executive Director

Daniel J. Moore has served as a director of the Company since 2014. Mr. Moore’s extensive experience in domestic and international sales, management and operations in global medical device manufacturers makes him qualified to sit on our board of directors.

Mr. Moore has served as president, chief executive officer and director of Cyberonics, Inc., a medical technology company with core expertise in neuromodulation, since 2007. From 1989 to 2007, Mr. Moore held positions in sales, marketing, and senior management in the U.S. and in Europe at Boston Scientific Corporation, a diverse maker of minimally invasive medical products. His last position at Boston Scientific was President, International Distributor Management. Prior to that role, he held the position of President, Inter-Continental, the fourth largest business unit of Boston Scientific, with more than 1,000 global employees and revenues exceeding

$700 million. Mr. Moore previously held senior management positions at several Boston Scientific U.S. and international divisions.

He currently serves as a member of the board of directors for the Epilepsy Foundation of America, the Medical Device Manufacturers Association (immediate past-Chair), and as a member of the boards or advisory boards for BioHouston, Inc. and the Weldon School of Biomedical Engineering at Purdue University. He currently serves on the board of directors of TriVascular Technologies, Inc., a publicly-traded medical technology company providing device solutions for endovascular aortic repair. He also serves on the board of privately-held BrainScope Company, Inc., a medical technology company focused on traumatic brain injury, where he serves as Chairman. Past board positions include Smiling Kids, Inc., the Epilepsy Foundation of Texas (past-Chair), the Epilepsy Foundation of Texas – Houston (past-President), and Topera, Inc. (acquired by Abbott).

By virtue of his being a director of Boston Scientific Argentina S.A. while he also served as an officer for Boston Scientific, Mr. Moore is named as one of several defendants in a criminal proceeding filed in May 2011 in the Federal Court for Criminal and Correctional Matters No. 4 in Buenos Aires, Argentina. The proceeding pertains to alleged fraudulent conduct in connection with a public tender for the sale of cardiac stents in 2006. Mr. Moore has denied any knowledge of or culpability for the alleged fraudulent conduct and has urged dismissal of the charges. In December 2013, the Argentine federal court dismissed the charges, and the prosecutor appealed the dismissal. In June 2014, the court of appeals dismissed the appeal, concluding the matter as to Mr. Moore.

Mr. Moore holds a B.A. from Harvard University and earned an MBA from Boston University.

Director Independence

Our board of directors currently consists of seven (7) members: Jack E. Meyer; Michael D. Dale; Timothy J. Barberich; Graham J. Bradley, AM; Michael A. Carusi; Anne J. Keating; and Daniel J. Moore. Our board of directors has determined that all of our directors, other than Mr. Dale and Mr. Carusi, are “independent.” We consider that a director is an “independent” director where that director is free from any business or other relationship that could materially interfere, or be perceived to interfere with, the independent exercise of the director’s judgment. We have assessed the independence of our directors regarding the requirements for independence that are set out in Principle 2 of the ASX Corporate Governance Principles. As we have submitted an application to list on NASDAQ, we have assessed the independence of our directors with respect to the definition of independence prescribed by NASDAQ. Though we have submitted an application to list on NASDAQ, there is no guarantee that we will achieve a listing on NASDAQ in any particular timeframe or at all.

While Mr. Carusi is not considered to be an independent director of the Company under the ASX Corporate Governance Principles due to his relationship with one of our substantial shareholders, Mr. Carusi is considered to be an independent director under the rules of NASDAQ.

There are no family relationships among our officers and directors, nor are there any arrangements or understandings between any of our directors or officers or any other person pursuant to which any officer or director was, or is, to be selected as an officer or director.

Committees of the Board of Directors and Meetings

The board of directors presently has the following three standing committees to facilitate and assist the board in fulfilling its responsibilities: (1) an audit committee, (2) a compensation committee and (3) a nominating and corporate governance committee. The board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Meeting Attendance.    During the fiscal year ended December 31, 2014 there were nine (9) meetings of our board of directors, and the various committees of the board met a total of eleven (11) times. No director attended fewer than 75% of the total number of meetings of the board and of committees of the board on which he or she served during fiscal 2014. We encourage all of our directors to attend each annual meeting of stockholders. All of our directors attended our 2014 annual meeting of stockholders.

Audit Committee.    Our audit committee met five (5) times during fiscal 2014. This committee currently has three (3) members, Graham J. Bradley (chair), Timothy J. Barberich and Anne J. Keating. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (“SEC”); and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Graham J. Bradley is an “audit committee financial expert,” as the SEC has defined that term. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The audit committee, among other things, oversees our corporate accounting and financial reporting, including auditing of our financial statements, reviewing the performance of our internal audit function and the qualifications, independence, performance and terms of engagement of our external auditor.

Compensation Committee.    Our compensation committee met three (3) times during fiscal 2014. This committee currently has three (3) members, Timothy J. Barberich (chair), Michael A. Carusi and Daniel J. Moore. All members of the compensation committee qualify as independent under the current definition promulgated by The NASDAQ Stock Market. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The compensation committee, among other things, establishes, amends, reviews and approves the compensation and benefit plans with respect to our senior management and employees including determining individual elements of total compensation of our chief executive officer and other members of senior management. The compensation committee is also responsible for reviewing the performance of our executive officers with respect to these elements of compensation.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee met three (3) times during fiscal 2014 and has three (3) members, Anne J. Keating (chair), Jack E. Meyer and Michael A. Carusi. All members of the nominating and corporate governance committee qualify as independent under the current definition promulgated by The NASDAQ Stock Market. The nominating and corporate governance committee’s role and responsibilities are set forth in the nominating and corporate governance committee’s written charter, a copy of which is publicly available on our website at www.gidynamics.com. The nominating and corporate governance committee, among other things, recommends the director nominees for each annual general meeting and ensures that the audit, compensation and nominating and corporate governance committees of the board have the benefit of qualified and experienced independent directors.

In addition, under our current Board Charter, the nominating and corporate governance committee will review annually the results of the evaluation of the board and its committees, and the needs of the board for various skills, experience, expected contributions and other characteristics in determining the director candidates to be nominated at the annual meeting. The nominating and corporate governance committee will evaluate candidates for directors proposed by directors, stockholders or management in light of the committee’s views of the current needs of the board for certain skills, experience or other characteristics, the candidate’s background, skills, experience, other characteristics and expected contributions and the qualification standards established from time to time by the nominating and corporate governance committee. If the nominating and corporate governance committee believes that the board requires additional candidates for nomination, the committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All nominees for director positions will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for nonincumbent nominees, at the discretion of the nominating and corporate governance committee.

The nominating and corporate governance committee will review a reasonable number of candidates for director recommended by a single stockholder who has held over 5% of our common stock for over one year and who satisfies the notice, information and consent provisions set forth in our bylaws. Candidates so recommended will be reviewed using the same process and standards for reviewing board recommended candidates. If a stockholder wishes to nominate a candidate for director, it must follow the procedures described in our bylaws and in “Stockholder Proposals for 2016 Annual Meeting” at the end of this proxy statement.

Compensation Committee Interlocks and Insider Participation

The compensation committee consists of three (3) non-executive directors: Timothy J. Barberich (chair), Michael A. Carusi and Daniel J. Moore. No member of the compensation committee is, or was formerly, one of our executive officers or employees. No interlocking relationship exists between the board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

Certain Relationships and Related Party Transactions

There are no existing agreements or arrangements and there are no currently proposed transactions in which the Company was, or is to be, a participant, in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, beneficial owner of more than 5% of our common stock, or entities affiliated with them, had or will have a material interest, except that in September 2011, we entered into agreements with certain of our directors and substantial stockholders with respect to the conversion of the then existing preferred stock into common stock, the repayment of our outstanding convertible term notes and purchases of our CDIs by the note holders in our initial public offering on the ASX.

Policies and Procedures for Review and Approval of Related Party Transactions

We have adopted a policy and procedure for related party transactions. Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our common stock, immediate family members of the foregoing persons and any other persons whom the board determines may be considered related parties of the Company, has or will have a direct or indirect material interest. The audit committee or its chairman, as the case may be, will only approve those related party transactions that are determined to be in, or are not inconsistent with, the best interests of the Company and its stockholders, after taking into account all available facts and circumstances as the audit committee or the chairman determines in good faith to be necessary. Transactions with related parties will also be subject to stockholder approval to the extent required by the listing rules of ASX (“Listing Rules”).

Code of Business Conduct and Ethics

The ASX Corporate Governance Principles require us to establish a code of conduct for all of our directors, officers and employees. We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the Code of Business Conduct and Ethics is posted on our website at www.gidynamics.com.

Other Corporate Governance Policies

We have also adopted the following policies, each of which is available on our website at www.gidynamics.com:

•	Continuous Disclosure Policy – The Company needs to comply with the continuous disclosure requirements of the Listing Rules and the Corporations Act to ensure the Company discloses to ASX any information concerning the Company which is not generally available and which a reasonable person would expect to have a material effect on the price or value of the CDIs. As such, this policy sets out certain procedures and measures which are designed to ensure that the Company complies with its continuous disclosure obligations.

•	Risk Management Policy – This policy is designed to assist the Company to identify, assess, monitor and manage risks affecting the Company’s business.

•	Insider Trading Policy – This policy is designed to maintain investor confidence in the integrity of the Company’s internal controls and procedures and to provide guidance on avoiding any breach of the insider trading laws in both Australia and the United States.

•	Shareholder Communications Policy – This policy sets out practices which the Company will implement to ensure effective communication with its shareholders.

•	Diversity Policy – This policy sets out the Company’s objectives for achieving diversity amongst its employees.

Stockholder Communications to the Board

Communications to directors must be in writing and sent in care of the Company’s corporate secretary to GI Dynamics, Inc., 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A., Attention: Corporate Secretary or delivered via e-mail to corporatesecretary@gidynamics.com. The name(s) of any specific intended board recipient(s) should be noted in the communication.

A copy of each communication received since the date of the last board meeting shall be distributed to each director in advance of each regularly scheduled board meeting, except items that are unrelated to the duties and responsibilities of the board, such as: spam, junk mail and mass mailings, business solicitations and advertisements, and communications that advocate the Company’s engaging in illegal activities or that, under community standards, contain offensive, scurrilous or abusive content.

The Company’s corporate secretary shall be responsible for and oversee the receipt and processing of stockholder communications to board members. An acknowledgement of receipt shall be sent by the corporate secretary or assistant secretary to each stockholder submitting a communication. The Company’s corporate secretary shall retain a copy of each communication for one year from the date of its receipt by the Company. The board of directors or individual directors so addressed shall be advised of any communication withheld for safety or security reasons as soon as practicable. The corporate secretary shall relay all communications to directors absent safety or security issues.

Executive Officers

The following table sets forth certain information regarding our current executive officers who are not also directors. We have employment agreements with Michael D. Dale and David Maggs, M.D.

Name	Age	Position

David Maggs, M.D.	54	Chief Medical Officer

David Maggs, M.D. - Chief Medical Officer

David Maggs has served as our chief medical officer since May 2013. Dr. Maggs has over 30 years’ of experience with expertise in diabetes, metabolic disorders and medical affairs. Prior to joining the Company, from 2000 to 2013 Dr. Maggs held positions of increasing responsibility, led numerous innovative collaborations and was directly engaged with the global diabetes and endocrine community at Amylin Pharmaceuticals. From 2010 to 2013, Dr. Maggs served as Amylin’s vice president, medical research and development, where he was integral to the development and commercialization of all three of the company’s marketed drugs – Symlin®, Bydureon® and Byetta®, the first amylin and GLP-1 receptor agonists respectively approved by the U.S. Food and Drug Administration for the treatment of diabetes. From 2009 to 2010, Dr. Maggs served as Amylin’s vice president of research and development strategic relations and from 2005 to 2009, he served as vice president, medical affairs. Prior to his Amylin tenure, Dr. Maggs served as director, diabetes and metabolism, for Parke-Davis (now Pfizer). Previously, he held faculty appointments at the Yale School of Medicine.

Dr. Maggs completed his original medical training and received his M.B.B.S. and M.R.C.P. degrees from Guys Hospital, University of London and the Royal College of Physicians in London.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid during the fiscal years ended December 31, 2014 and December 31, 2013 to (1) our current president and chief executive officer, (2) our former president and chief executive officer, (3) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal years ended December 31, 2014 and December 31, 2013, and (3) up to two additional executives who would have been among the three most highly compensated executive officers except for the fact that they were not serving as executive officers of the Company as of December 31, 2014.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Michael D. Dale President and Chief Executive Officer	2014 2013	$128,078 -	(4)	- -	$2,993,692 -	(5)	$4,474,664 -	(6)	$58,413 -	- -	$42,100 -	(7)	$7,696,947 -

Stuart A. Randle Former President and Chief Executive Officer	2014 2013	$329,018 $416,667		- -	$73,306 -	(8)	$156,893 $361,330	(9) (11)	- $127,575	- -	$228,726 $12,483	(10) (23)	$787,943 $918,055

Robert W. Crane Former Chief Financial Officer, Treasurer and Secretary	2014 2013	$312,966 $298,063		- -	$70,997 -	(13)	$292,076 -	(14)	$78,239 $79,451	- -	$14,627 $12,483	(12) (23)	$768,905 $389,997

David Maggs, M.D. Chief Medical Officer	2014 2013	$339,075 $220,000	(11)	- -	$58,925 -	(15)	$242,104 $907,000	(16) (18)	$52,005 $61,710	- -	$14,627 $46,011	(12) (19)	$706,736 $1,234,721

Mark C. Twyman Former Chief Commercial Officer	2014 2013	$235,687 $308,250		- -	$73,306 -	(20)	$301,593 -	(21)	- $73,696	- -	$102,493 $12,483	(22) (23)	$713,079 $394,429

(1)	The amounts in the “Stock Awards” column do not reflect compensation actually received by our executive officers. Rather, these amounts represent the aggregate grant date fair value of all service based RSUs and the target value of the performance based RSUs granted during each fiscal year computed in accordance with FASB ASC Topic 718, Compensation – Stock Compensation, excluding the impact of estimated forfeitures. The aggregate fair value of these stock awards is determined using the market value of our common stock which is derived from the market value of our CDIs on the ASX, converted to a USD equivalent and adjusting for the ratio of 1 share of common stock per 50 CDIs (post-reverse stock split) and using the exchange rate as published by the Reserve Bank of Australia in effect on the date of grant, multiplied by the aggregate number of restricted stock units granted. A discussion of the assumptions used in calculating the grant date fair value may be found in “Note 13 – Stock Plans” in the notes to our Financial Statements included in our Annual Report on Form 10-K.

(2)	The amounts in the “Option Awards” column represent the aggregate grant date fair value for option awards awarded during fiscal years 2014 and 2013 computed in accordance with the provisions of FASB ASC Topic 718, excluding the impact of estimated forfeitures related to service-based vesting conditions. A discussion of the assumptions used in determining grant date fair value may be found in “Note 13 – Stock Plans” in the notes to our Financial Statements included in our Annual Report on Form 10-K.
(3)	Payments listed in the Non-equity Incentive Plan Compensation column reflect discretionary performance-based awards made by our board for the named executive officers for fiscal years 2014 and 2013 that were paid in February 2015 and February 2014, respectively.
(4)	Mr. Dale, our president and chief executive officer, was hired in September 2014. Mr. Dale’s annualized salary was $450,000 for 2014.
(5)	Mr. Dale received a grant for 83,544 service based RSUs and 111,392 performance based RSUs that were awarded by our board in 2014 when Mr. Dale joined the Company.
(6)	Mr. Dale received an option grant for 362,027 shares of common stock that was awarded by our board in 2014 when Mr. Dale joined the Company.
(7)	Consists of reimbursement of Mr. Dale’s relocation expenses of $41,790 incurred in connection with the commencement of his employment with us in September 2014, as well as premiums we paid for life insurance for the benefit of Mr. Dale. As set forth in Mr. Dale’s offer letter, we have agreed to reimburse Mr. Dale for his relocation and other expenses incurred in connection with the commencement of his employment.
(8)	Mr. Randle received a grant for 3,828 performance based RSUs that was awarded by our board and approved by shareholders in 2014.
(9)	Mr. Randle received an option grant for 13,398 shares of common stock that was awarded by our board and approved by shareholders in 2014.
(10)	Consists of severance and other payments totaling $162,614 made to Mr. Randle upon his termination, matching contributions made under our 401(k) plan of $10,400, premiums we paid for life insurance for the benefit of Mr. Randle of $1,712 as well as consulting fees of $54,000 paid to Mr. Randle for services provided after his termination.
(11)	Mr. Randle received an option grant for 22,999 shares of Common Stock that was awarded by our board in 2012 and approved by our shareholders in 2013.
(12)	Consists of matching contributions made under our 401(k) plan of $10,400, as well as premiums of $4,227 we paid for life insurance for the benefit of the named executive officer.
(13)	Mr. Crane received a grant for 3,706 performance based RSUs that was awarded by our board.
(14)	Mr. Crane received an option grant for 12,975 shares of common stock that was awarded by our board.
(15)	Dr. Maggs received a grant for 3,270 performance based RSUs that was awarded by our board.
(16)	Dr. Maggs received an option grant for 11,446 shares of common stock that was awarded by our board.
(17)	Dr. Maggs, our chief medical officer, was hired in May 2013. Dr. Maggs’s annualized salary was $330,000 for 2013.
(18)	Dr. Maggs received an initial stock option grant for 49,999 shares of common stock upon his commencement of employment in May 2013.
(19)	Consists of reimbursement of Dr. Maggs’s relocation expenses of $45,336 incurred in connection with the commencement of his employment with us in May 2013, as well as premiums we paid for life insurance for the benefit of Dr. Maggs. As set forth in Dr. Maggs’s offer letter, we have agreed to reimburse Dr. Maggs for his relocation and other expenses incurred in connection with the commencement of his employment.
(20)	Mr. Twyman received a grant for 3,828 performance based RSUs that was awarded by our board.
(21)	Mr. Twyman received an option grant for 13,397 shares of common stock that was awarded by our board.
(22)	Consists of severance and other payments totaling $90,381 made to Mr. Twyman upon his termination, matching contributions of $10,400 made under our 401(k) plan, and $1,712 of premiums we paid for life insurance for the benefit of Mr. Twyman.
(23)	Consists of matching contributions made under our 401(k) plan of $10,200, as well as premiums of $2,283 we paid for life insurance for the benefit of the named executive officer.

Narrative Disclosure To Summary Compensation Table

Employment Agreements, Offer Letters and Separation Agreements

The following section summarizes the employment agreements, offer letters and separation agreements we have entered into with our named executive officers. For purposes of the employment agreements and offer letters, we use the following terms: (i) “cause” to mean termination of employment as a result of the employee’s conviction of a crime involving moral turpitude, any material act of dishonesty by the employee involving the

Company or a breach by the employee of his or her obligations under the terms of the non-competition, non-solicitation or non-disclosure agreements with the Company; and (ii) “constructive termination” to mean a material diminution in the employee’s title, responsibilities or duties, a material breach of the offer letter by us, a material reduction in the employee’s compensation or the relocation of the Company’s office beyond a 25-mile radius from its current location.

Michael D. Dale

In August 2014, we entered into an executive employment agreement with Mr. Dale to serve as our president and chief executive officer. Mr. Dale’s agreement provides for, among other things: (i) an initial annual base salary of $450,000, subject to review by the board, (ii) eligibility to receive an annual bonus at a target amount of 45% of his base salary if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective February 2015 increased Mr. Dale’s annual salary to $465,750. We also agreed to (i) pay for or reimburse Mr. Dale for documented reasonable costs and expenses of relocation, plus a gross-up for taxes on such payments or reimbursements, up to an aggregate of $125,000, and to (ii) pay for up to $5,000 per month for up to six months of temporary housing in the vicinity of our offices.

Mr. Dale also received an initial grant of incentive stock options to purchase 362,027 shares of our Common Stock at an exercise price of $21.50. These options were granted on September 18, 2014 pursuant to our 2011 Plan and vest as to twenty-five percent (25%) of the shares on the first anniversary of the date of grant, and the remainder of the shares vests as to 2.083% of the total shares on the same day of each successive month until September 18, 2018. Mr. Dale additionally received 83,544 restricted stock units, which vests as to twenty-five percent (25%) of the shares on each of the first four anniversaries of the date of grant: September 18 in 2015, 2016, 2017 and 2018. Mr. Dale also received an aggregate of 111,392 performance stock units (“PSUs”) that shall vest according to certain performance targets. One half of the PSUs will lapse if they have not vested by January 22, 2017 and the remainder of the PSUs will lapse if they have not vested by January 22, 2018.

Our agreement with Mr. Dale further provides that if Mr. Dale’s employment is terminated by us without cause or by Mr. Dale for good reason, subject to his execution of a release of claims agreement acceptable to the Company, he will be entitled to continuation of salary for 12 months, and (ii) payment of health insurance premiums necessary to continue health insurance coverage under COBRA for up to 12 months.

In addition, if a change of control takes place, upon the consummation of such change of control, 100% of Mr. Dale’s unvested options, RSUs and PSUs shall vest and become immediately exercisable.

Mr. Dale is also subject to a Nondisclosure, Nonsolicitation, and Noncompete Agreement in which he agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company and not to recruit or solicit any of our employees, consultants, or customers during the term of his employment and for one year thereafter.

David Maggs, M.D.

In March 2013, we entered into an offer letter with David Maggs to serve as our chief medical officer. Dr. Maggs’s agreement provides for, among other things: (i) an annual base salary of $330,000, subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, shall be paid within 45 days after the end of the fiscal year to which it relates. The most recent adjustment effective February 2015 increased Dr. Maggs’s annual salary to $351,797. In addition, Dr. Maggs is eligible for reimbursement of relocation expenses incurred within 18 months of his start date and reimbursement of temporary housing expenses through December 31, 2013. We also agreed to reimburse Dr. Maggs for reasonable out-of-pocket expenses he incurs in connection with his performance of services under this agreement. Furthermore, all of Dr. Maggs’s outstanding stock options will vest immediately upon a change of control of the Company.

Dr. Maggs also received an initial grant of incentive stock options to purchase 49,999 shares of our common stock at an exercise price of $30.80. These options were granted on May 20, 2013 pursuant to our 2011 Plan and vest as to 25% of the shares on the first anniversary date of hire and in equal monthly increments thereafter for the next three years.

Either party may terminate the agreement for any reason upon 90 days’ prior notice to the other party. In the event the Company terminates Dr. Maggs’s employment without cause, or Dr. Maggs terminates his employment as a result of a constructive termination, we will pay Dr. Maggs severance equal to (i) 12 months of base salary continuance and (ii) 12 months continuation of all fringe benefits being provided by the Company as of the date of termination.

Dr. Maggs is also subject to a Nondisclosure, Nonsolicitation, and Noncompete Agreement in which he agreed, among other things, during the term of his employment and for one year thereafter not to engage in any competing activities with the business of the Company and not to recruit or solicit any of our employees, consultants, or customers during the term of his employment and for 18 months thereafter.

Stuart A. Randle

Our board terminated Mr. Randle’s employment with the company, effective September 18, 2014. In July 2011, in connection with Mr. Randle’s continued employment with us, we entered into an offer letter with Stuart A. Randle to serve as our president and chief executive officer. Mr. Randle’s agreement provided for, among other things: (i) an annual base salary of $365,000, subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, was to be paid within 45 days after the end of the fiscal year to which it related. The most recent adjustment in February 2014 increased Mr. Randle’s annual salary to $462,000. We also agreed to reimburse Mr. Randle for reasonable out-of-pocket expenses he incurred in connection with his performance of services under this agreement. Furthermore, all of Mr. Randle’s outstanding stock options would vest immediately and be exercisable upon a change of control of the Company.

In connection with Mr. Randle’s termination, we entered into a separation agreement with Mr. Randle in August 2014, pursuant to which Mr. Randle was entitled to receive (i) consulting fee, payable monthly, in the amount of $18,000.00 per month for up to twelve months following the separation date for up to an aggregate of 48 days of consulting services, (ii) continued vesting of unvested stock options and restricted stock for so long as Mr. Randle remains a consultant, director or employee of the Company; (iii) continuation of the exercise period of all his stock awards for so long as Mr. Randle remains a consultant, director or employee of the Company (plus any post-termination periods pursuant to the applicable stock plans and award agreements), provided that, if the Company terminates the consulting relationship with Mr. Randle during the one-year period following the separation date, then Mr. Randle shall be entitled to exercise all vested options at least through September 18, 2015; and (iv) twelve months of his current annual gross salary, made in equal installments pursuant to our normal payroll practices over the twelve months following the date of separation. Mr. Randle’s right to receive the foregoing is subject to, among other obligations, his agreement to cooperate fully with the Company relating to any previous employment matters for up to twelve months following the separation date, his execution of a release of claims against us, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his agreement with us, dated January 1, 2004, will continue to apply in accordance with their terms.

Robert W. Crane

Mr. Crane and the Company mutually agreed to terminate Mr. Crane’s employment with us, effective March 8, 2015, following the 90-day notice period required under his offer letter. In July 2011, in connection with Mr. Crane’s continued employment with us, we entered into an offer letter with Mr. Crane to serve as our chief financial officer. Mr. Crane’s agreement provided for, among other things: (i) an annual base salary of $275,000, subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, was to be paid within 45 days after the end of the fiscal year to which it related. The most recent adjustment in February 2014 increased Mr. Crane’s annual salary to $314,213. We also agreed to reimburse Mr. Crane for reasonable out-of-pocket expenses he incurred in connection with his performance of services under this agreement. Furthermore, all of Mr. Crane’s outstanding stock options would vest immediately upon a change of control of the Company.

In connection with Mr. Crane’s termination, Mr. Crane will receive twelve months of his current annual base salary, made in equal installments pursuant to the Company’s normal payroll practices over the twelve months following the effective date of termination. Mr. Crane’s right to receive the foregoing is subject to, among other obligations, his agreement to cooperate fully with the Company relating to any previous employment matters for up to twelve months following the separation date, his execution of a release of claims against the Company, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his Nondisclosure, Nonsolicitation, and Noncompete Agreement with the Company will continue to apply in accordance with their terms.

Mark C. Twyman

In June 2014, we terminated Mr. Twyman’s employment with us, effective September 28, 2014. In November 2011, in connection with Mr. Twyman’s continued employment with us, we entered into an offer letter with Mr. Twyman to serve as our chief commercial officer. Mr. Twyman’s agreement provided for, among other things: (i) an annual base salary of $300,000, subject to annual review, and (ii) eligibility to receive an annual bonus, if approved in the sole discretion of our board, which bonus, if any, was to be paid within 45 days after the end of the fiscal year to which it related. The most recent adjustment in February 2014 increased Mr. Twyman’s annual salary to $318,270. In addition, Mr. Twyman was eligible for two inducement bonuses of $50,000 each, one on each of the 12-month and24-month anniversaries of his commencement of employment, provided that he remained an employee at each such date and subject to other terms. The inducement bonuses have not been paid and the Company is no longer obligated to pay the inducement bonuses. We also agreed to reimburse Mr. Twyman for reasonable out-of-pocket expenses he incurred in connection with his performance of services under this agreement. Furthermore, all of Mr. Twyman’s stock options would vest immediately upon a change of control of the Company.

In connection with Mr. Twyman’s termination, Mr. Twyman will receive twelve months of his current annual base salary, made in equal installments pursuant to our normal payroll practices over the twelve months from the effective date of termination, and twelve months of all fringe benefits being provided as of the date of termination. Mr. Twymans’s right to receive the foregoing is subject to, among other obligations, his agreement to cooperate fully with the Company relating to any previous employment matters for up to twelve months following the separation date, his execution of a release of claims against the Company, and his agreement that the confidential, intellectual property and non-solicitation provisions, as well as certain non-competition provisions, set forth in his Nondisclosure, Nonsolicitation, and Noncompete Agreement with the Company will continue to apply in accordance with their terms.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table shows all outstanding equity awards for the named executive officers in the Summary Compensation Table as of December 31, 2014. All common share and per common share information in the following table has been adjusted to reflect the reverse stock split in which each 10 outstanding shares of our common stock were converted into 1 share of our common stock.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael D. Dale President and Chief Executive Officer	—	362,027(1)	—	$21.50	9/18/2024	83,544	(2)	$822,073	111,392(3)	$1,096,097

Stuart A. Randle(4) Former President and Chief Executive Officer	11,700(5) 33,500(6) 27,500(7) 42,500(8) 28,224(9) 13,413(10) 3,069(11)	— — — — — 9,586(10) 10,329(11)	— — — — — — —	$2.00 $3.90 $3.90 $4.30 $5.90 $44.40 $38.30	10/21/2015 7/18/2016 2/14/2017 8/6/2019 12/7/2020 8/24/2022 1/22/2024	—		$—	3,828(12)	$37,668

Robert W. Crane(13) Former Chief Financial Officer, Treasurer and Secretary	13,000(14) 10,000(8) 5,208(9) 27,508(15) 7,701(10) 2,970(11)	— — — 2,492(15) 5,498(10) 10,005(11)	— — — — — —	$3.90 $4.30 $5.90 $8.20 $44.40 $38.30	4/25/2017 8/6/2019 12/7/2020 4/5/2021 8/24/2022 1/22/2024	—		$—	3,706(12)	$36,467

David Maggs, M.D. Chief Medical Officer	19,794(16) 1,749(11) 880(17)	30,205(16) 5,882(11) 2,935(17)	— — —	$30.80 $38.30 $31.50	5/20/2023 1/22/2024 2/26/2024	— —		$— $—	2,180(12) 1,090(18)	$21,451 $10,726

Mark C. Twyman Former Chief Commercial Officer	—	—	—	$—	—	—		$—	—	$—

(1)	These options were granted on September 18, 2014 and vest as to 25% of the shares on September 18, 2015 and to an additional 2.083% of the total shares on the same day of each successive month thereafter until September 18, 2018.
(2)	The RSU was granted on September 18, 2014 and vests as to twenty-five percent (25%) of the shares on each of the first four anniversaries of the date of grant: September 18 in 2015, 2016, 2017 and 2018.
(3)	The RSUs were granted on September 18, 2014 and vest as to fifty percent (50%) of the shares upon the Company’s first achievement of product revenue which equals or exceeds six million U.S. dollars ($6,000,000) over any twelve (12) consecutive month period and (2) fifty percent (50%) of the shares upon submission of the full EndoBarrier pre-market approval application to the U.S. Food and Drug Administration for the Company’s pivotal trial. The revenue RSUs that have not vested by January 22, 2017 will lapse on that date. The pre-market approval RSUs that have not vested by January 22, 2018 will lapse on that date.

(4)	The exercise period of all Mr. Randle’s stock awards continue for so long as Mr. Randle remains a consultant of the Company (plus any post-termination periods pursuant to the applicable stock plans and award agreements); provided that, if the Company terminates the consulting relationship with Mr. Randle during the one-year period following his termination, then Mr. Randle shall be entitled to exercise all vested options at least through September 18, 2015.
(5)	These options were granted on October 21, 2005 and vested as to 2.083% of the shares on the same day of each successive month thereafter until October 21, 2009.
(6)	These options were granted on July 18, 2006 and vested as to 2.083% of the shares on the same day of each successive month thereafter until July 18, 2010.
(7)	These options were granted on February 14, 2007 and vested as to 2.083% of the shares on the same day of each successive month thereafter until February 14, 2011.
(8)	These options were granted on August 6, 2009 and vested as to 2.083% of the shares on the same day of each successive month thereafter until August 6, 2013.
(9)	These options were granted on December 7, 2010 and vested as to 2.083% of the shares on the same day of each successive month thereafter until December 7, 2014.
(10)	These options were granted on August 24, 2012 and vest as to 2.083% of the shares on the same day of each successive month thereafter until the fourth anniversary of the grant date.
(11)	These options were granted on January 22, 2014 and vest as to 2.083% of the shares on the same day of each successive month thereafter until the fourth anniversary of the grant date.
(12)	The RSUs were granted on January 22, 2014 and vest as to fifty percent (50%) of the shares upon the Company’s first achievement of product revenue which equals or exceeds six million U.S. dollars ($6,000,000) over any twelve (12) consecutive month period and (2) fifty percent (50%) of the shares upon submission of the full EndoBarrier pre-market approval application to the U.S. Food and Drug Administration for the Company’s pivotal trial. The revenue RSUs that have not vested by January 22, 2017 will lapse on that date. The pre-market approval RSUs that have not vested by January 22, 2018 will lapse on that date.
(13)	As part of his separation agreement, Mr. Crane stops vesting in his stock awards on March 8, 2015 and is entitled to the continuation of the exercise period of all his vested stock options through at least December 8, 2015 (or such later date as would be permitted under the applicable stock option agreement).
(14)	These options were granted on April 25, 2007 and vested as to 100% of the shares on March 14, 2013.
(15)	These options were granted on April 5, 2011 and vest as to 2.083% of the shares on the same day of each successive month thereafter until the fourth anniversary of the grant date.
(16)	These options were granted on May 20, 2013 and vest as to 25% of the shares on May 1, 2014 and to an additional 2.083% of the total shares on the same day of each month thereafter until May 1, 2017.
(17)	These options were granted on February 26, 2014 and vest as to 2.083% of the shares on the same day of each successive month thereafter until the fourth anniversary of the grant date.
(18)	The RSUs were granted on February 26, 2014 and vest as to fifty percent (50%) of the shares upon the Company’s first achievement of product revenue which equals or exceeds six million U.S. dollars ($6,000,000) over any twelve (12) consecutive month period and (2) fifty percent (50%) of the shares upon submission of the full EndoBarrier pre-market approval application to the U.S. Food and Drug Administration for the Company’s pivotal trial. The revenue RSUs that have not vested by January 22, 2017 will lapse on that date. The pre-market approval RSUs that have not vested by January 22, 2018 will lapse on that date.

Pension Benefits

We do not have any plans that provide for payments or other benefits at, following or in connection with the retirement of our employees, other than our 401(k) retirement plan which is available for all of our employees, including our named executive officers.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Termination-Based Compensation

Upon termination of employment without cause or a resignation for good reason, our named executive officers are entitled to receive certain severance payments and other benefits. In determining whether to approve and in setting the terms of such severance arrangements, our compensation committee and our board recognize that executives, especially highly-ranked executives, often face challenges securing new employment following termination. Severance amounts for termination without cause or a resignation for good reason is as follows: for our chief executive officer, total cash compensation over the prior 12 months; for our chief financial officer, chief medical officer and chief commercial officer, 12 months continuance of their base salary as of the date of termination.

In addition, we have agreed to continue to pay the fringe benefits available to our named executive officers immediately prior to their termination for the duration of their severance period, which is 12 months in the case of our chief executive officer, chief financial officer, chief medical officer and chief commercial officer.

All of our named executive officers’ employment agreements or offer letters, as applicable, also provide that 100% of any unvested stock options will immediately vest and become exercisable as of the consummation of a change in control in the Company. We believe that our named executive officers’ severance packages are in line with severance packages offered to senior executive officers of the companies of similar size to us in our industry.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2014 to each of our non-employee directors, which does not include Mr. Dale or Mr. Randle, neither of whom received compensation for their service as directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Jack E. Meyer(1)	$76,000	$—	$—	$—	$—	$—	$76,000

Timothy J. Barberich(2)	$63,000	$—	$—	$—	$—	$—	$63,000

Graham J. Bradley, AM(2)	$65,000	$—	$—	$—	$—	$—	$65,000

Michael A. Carusi(3)	$53,000	$—	$—	$—	$—	$—	$53,000

Anne J. Keating(2)	$59,683	$—	$—	$—	$—	$—	$59,683

Daniel J. Moore(4)	$15,278	$—	$—	$—	$—	$—	$15,278

(1)  Mr. Meyer was elected to our board in 2003. As of December 31, 2014, Mr. Meyer held outstanding options to purchase 13,316 shares of our common stock.

(2)  Messrs. Barberich and Bradley and Ms. Keating were elected to our board in June 2011. As of December 31, 2014, each of Messrs. Barberich and Bradley and Ms. Keating held outstanding options to purchase 13,000 shares of our common stock.

(3)  Mr. Carusi was elected to our board in 2003. As of December 31, 2014, Mr. Carusi held outstanding options to purchase 13,000 shares of our common stock. Amounts for cash and option awards listed in the table above in the name of Mr. Carusi are paid to Advanced Technology Ventures.

(4)  Mr. Moore was elected to our board in 2014. As of December 31, 2014, Mr. Moore held outstanding options to purchase 4,500 shares of our common stock.

In August 2011, our board adopted a non-executive director compensation policy, which was amended in May 2014, pursuant to which the non-executive directors will be compensated for their service on our board including as members of the various committees of our board. The number of directors on our board is determined from time to time by our board, up to a maximum of ten directors. The material terms of the policy are as follows:

•	each non-executive director will receive an annual fee of $50,000 payable for the director’s service during the year;

•	the chairman of our board will receive an additional annual fee of $25,000 payable for that director’s service during the year;

•	each non-executive director who serves as either a member or chair of certain committees of our board will receive an additional annual fee for their work on such committee as either a member or chair as follows:

•	audit committee: chair ($15,000) and member ($3,000);

•	compensation committee: chair ($10,000) and member ($2,000); and

•	nominating and corporate governance committee: chair ($5,000) and member ($1,000).

These fees will be payable quarterly in arrears as of the last day of each fiscal quarter. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of our board and any committee on which he or she serves.

Each of our non-executive directors received an initial grant of non-qualified options to purchase 13,000 shares of our common stock at the initial public offering price. These options were granted on August 1, 2011 to our then-serving non-executive directors and vest as to 20% of the shares on the first anniversary of the grant date and to an additional 1.667% of the total shares on the same day of each month thereafter until August 1, 2016, subject to the director’s continued service on our board.

Each non-executive director, if any, whose service on our board commences at or following our annual meeting of stockholders in 2013 shall be granted a non-qualified stock option to purchase 8,000 shares of our common stock under our 2011 Plan on the date of his or her initial appointment or election to our board. Each such option shall vest over three years from the date of the grant in (i) one installment of 33% of the shares on the first anniversary of the date of the grant and (ii) 24 substantially equal monthly installments thereafter, each subject to the non-executive director’s continued service on our board.

In January 2014, at the recommendation of our compensation consultant, the board amended our non-executive director compensation policy to reflect that beginning in 2014, each non-executive director shall be granted a non-qualified stock option to purchase 1,000 shares of our common stock and a restricted stock unit for 1,000 shares of our common stock under the 2011 Stock Plan each year. Each such award shall vest in full on the first anniversary of the grant date, each subject to the non-executive director’s continued service on our board. On March 23, 2015, the compensation committee approved, subject to obtaining stockholder approval, the grant of stock options to purchase 1,000 shares of our common stock and a restricted stock units for 1,000 shares of our common stock under our 2011 Stock Plan to each of our non-executive directors under our current non-executive director compensation program.

As a result of our listing on the ASX, all equity grants to directors are subject to shareholder approval under the ASX Listing Rules.

Unless otherwise specified by our board or the compensation committee at the time of grant, all options granted under this policy shall (i) have an exercise price equal to the fair market value of the Company’s common stock as determined pursuant to the 2011 Stock Plan on the date of grant and (ii) such options shall become exercisable in full immediately prior to a change of control of the Company. Our non-executive directors in Australia will also be subject to a six-month restriction on selling any of our common stock or CDIs following the exercise of their options.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information with regard to shares authorized for issuance under our equity compensation plans as of December 31, 2014. All common share and per common share information in the following table has been adjusted to reflect the reverse stock split in which each 10 outstanding shares of our common stock were converted into 1 share of our common stock. As of December 31, 2014, we had two active equity compensation plans, each of which was approved by our stockholders:

•	Our 2003 Plan; and
•	Our 2011 Plan.

Plan Category	Number of shares to be issued upon exercise of outstanding options or vesting of restricted stock units	Weighted-average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans[1]
Equity compensation plans approved by security holders	1,407,236	$26.36	198,430

Equity compensation plans not approved by security holders	–	$–	–

Total	1,407,236	$26.36	198,430

1.    Our 2011 Plan allows for an annual increase in the number of shares available for issue commencing on the first day of each fiscal year during the period beginning in fiscal year 2012 and ending in fiscal year 2020. The annual increase in the number of shares shall be equal to the lowest of: (i) 500,000 shares; (ii) 4% of the number of common shares outstanding as of such date; and (iii) an amount determined by our board of directors or our compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2015, information regarding beneficial ownership of our common stock, and common stock held as CDIs, by the following:

•	each person, or group of affiliated persons, who is known by us to beneficially own 5% or more of any class of our voting securities;
•	each of our directors;
•	each of our named executive officers; and
•	all current directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership generally includes voting or investment power of a security and includes shares underlying options that are currently exercisable or exercisable within 60 days of March 31, 2015. This table is based on information supplied by officers, directors and principal shareholders. Except as otherwise indicated, we believe that the beneficial owners of the CDIs and common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

Percentage of ownership is based on 9,484,671 shares of outstanding common stock, or common stock equivalent CDIs, outstanding on March 31, 2015. Unless otherwise indicated, we deem shares subject to options that are exercisable within 60 days of March 31, 2015, to be outstanding and beneficially owned by the person holding the options for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

Following our reverse stock split effected on April 9, 2015, because CDIs represent one-fiftieth of a share of our common stock, converting the number of CDIs owned by the person holding them into the equivalent number of shares of common stock may result in fractional shares of common stock. In the following table, the number of shares of common stock owned by each beneficial owner is rounded down to the nearest whole share of common stock.

Unless otherwise indicated in the table, the address of each of the individuals named below is: c/o GI Dynamics, Inc., 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of Common Stock
5% Shareholders
M&G Investment Management Limited (1)	1,263,800	13.32%
Hunter Hall Investment Management Ltd. (2)	1,053,879	11.11%
The Capital Research Global Investors (3)	862,800	9.10%
Medtronic, Inc.(4)	782,308	8.25%
Advanced Technology Ventures and Affiliated Entities (5)	672,775	7.09%
Greenlight Capital, Inc. and Affiliated Entities(6)	566,037	5.97%
Johnson & Johnson Development Corporation(7)	565,569	5.96%

Directors and Executive Officers
Jack E. Meyer (8)	36,108	*
Michael D. Dale (9)	—	0%
Timothy J. Barberich(10)	12,389	*
Graham J. Bradley, AM(10)	13,113	*
Michael A. Carusi (11)	682,526	7.19%
Anne J. Keating(10)	14,917	*
Daniel J. Moore (12)	4,500	*
David Maggs (13)	28,828	*
Mark Twyman (14)	—	0%
Stuart A. Randle (15)	190,434	1.97%
Robert W. Crane (16)	89,761	*
All directors and executive officers as a group (11 persons) (17)	1,072,576	11.3%

*	Indicates less than 1%.

(1)	Based upon the information provided by M&G Investment Management Limited (“MAGIM”) and M&G Investment Funds (1) in a Schedule 13G filed on February 4, 2015, reporting as of December 31, 2014. According to this Schedule 13G, each of MAGIM M&G Investments Funds (1) has shared voting power with respect to 63,190,038 CDIs (equivalent to 1,263,800 shares of common stock), shared dispositive power with respect to all of these shares, and sole voting and dispositive power with respect to none of these shares. The address for MAGIM is Laurence Pountney Hill, London EC4R 0HH, England.
(2)	Based upon the information provided by Hunter Hall Investment Management Ltd, Hunter Hall Value Growth Trust, Hunter Hall Global Deep Green Trust, Hunter Hall High Conviction Equities Trust and Hunter Hall Global Value Limited in a Notice of Change of Interests of Substantial Holder (Form 604) filed with the ASX on March 18, 2015, reporting as of March 18, 2015. According to this Form 604, Hunter Hall Value Growth Trust owns 32,981,625 CDIs (equivalent to 659,632 shares of common stock), Hunter Hall Global Deep Green Trust owns 1,853,000 CDIs (equivalent to 37,060 shares of common stock), Hunter Hall High Conviction Equities Trust owns 4,538,694 CDIs (equivalent to 90,774 shares of common stock) and Hunter Hall Global Value Limited owns 13,320,636 CDIs (equivalent to 266,413 shares of common stock). The address for Hunter Hall Investment Management Ltd is Level 2, 56 Pitt Street, Sydney NSW 2000 Australia.
(3)	Based upon the information provided by Capital Research Global Investors in a Schedule 13G filed on February 13, 2015, reporting as of December 31, 2014. According to this Schedule 13G, Capital Research Global Investors is the beneficial owner of 862,800 shares of common stock. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.
(4)	Based upon the information provided by Medtronic, Inc. in a Schedule 13G filed on February 17, 2015, reporting as of December 31, 2014. According to this Schedule 13G, Medtronic, Inc. has sole voting power with respect to 782,308 shares of common stock, sole dispositive power with respect to all of these shares, and shared voting and dispositive power with respect to none of these shares. The address for Medtronic, Inc. is 710 Medtronic Parkway, Minneapolis, MN 55432.
(5)	Based upon the information provided by Advanced Technology Ventures in a Schedule 13G filed on February 12, 2015, reporting as of December 31, 2014. According to this Schedule 13G, (i) 540,968 shares held by Advanced Technology Ventures VII, L.P. (“ATV VII”), (ii) 21,709 shares held by Advanced Technology Ventures VII (B), L.P. (“ATV VII-B”), (iii) 10,434 shares held by Advanced Technology Ventures VII (C), L.P. (“ATV VII-C”), (iv) 3,223 shares held by ATV Entrepreneurs VII, L.P. (“ATV VII-E” and together with ATV VII, ATV VII-B, ATV VII-C, collectively referred to as the “ATV VII Entities”), (v) 90,344 shares held by Advanced Technology Ventures VI, L.P. (“ATV VI”), 5,766 shares held by ATV Entrepreneurs VI, L.P. (“ATV VI-E” and together with ATV VI, collectively referred to as the “ATV VI Entities”), and 331 shares held by ATV Alliance 2002, L.P. (“ATV Alliance”, which together with the ATV VI Entities and ATV VII Entities are collectively referred to as the “ATV Entities”). Voting and dispositive decisions of the ATV VII Entities are made by a board of six managing directors (the “ATV II Managing Directors”), including Michael A. Carusi (one of our directors), each of whom disclaims beneficial ownership of the shares held by the ATV VII Entities. Voting and dispositive decisions of the ATV VI Entities are made by a board of five managing directors (the “ATV VI Managing Directors”), including Michael A. Carusi (one of our directors), each of whom disclaims beneficial ownership of the shares held by the ATV VI Entities. Each of ATV VII Entities and ATV VI Entities disclaims beneficial ownership of any shares held by any of the ATV Entities. The address for Advanced Technology Ventures is 500 Boylston Street, Suite 1380, Boston, MA 02116.
(6)	Based upon the information provided by Greenlight Capital, Inc.to us on March 30 2015 consists of (i) 22,228 shares held by Greenlight Capital, L.P, (ii) 123,538 shares held by Greenlight Capital Qualified, L.P., (iii) 220,107 shares held by Greenlight Capital Offshore Partners, (iv) 81,474 shares held by Greenlight Reinsurance, Ltd., (v) 59,562 shares held by Greenlight Capital (Gold), L.P., and 59,128 shares held by Greenlight Capital Offshore Master (Gold), Ltd. The address for Greenlight Capital, Inc. is 140 East 45th Street, 24th Floor, New York, NY 10017.
(7)	Based upon the information provided by Johnson & Johnson Innovation – JJDC, Inc. (formerly known as Johnson & Johnson Development Corporation) in a Schedule 13G filed on February 6, 2015, reporting as of December 31, 2014. According to the Schedule 13G, Johnson & Johnson Innovation – JJDC, Inc. has shared voting power with respect to 565,569 shares of common stock, shared dispositive power with respect to all of these shares, and sole voting and dispositive power with respect to none of these shares. The address for Johnson & Johnson Innovation – JJDC, Inc. is One Johnson & Johnson Plaza, New Brunswick, NJ 08933.
(8)	Includes 10,067 shares subject to options exercisable within 60 days of March 31, 2015.
(9)	No shares subject to options are exercisable within 60 days of March 31, 2015.

(10)	Includes 9,751 shares subject to options exercisable within 60 days of March 31, 2015.
(11)	Consists solely of the shares identified in footnote 5 and 9,751 shares subject to options exercisable within 60 days of March 31, 2015. Mr. Carusi is one of our directors and is a managing director of ATV Associates VII, L.L.C., the general partner of the funds affiliated with Advanced Technology Ventures, which exercises voting and dispositive power over these shares. Mr. Carusi disclaims beneficial ownership of the shares held by the ATV Entities, except to the extent of his proportionate pecuniary interest therein.
(12)	Includes 4,500 shares subject to options exercisable within 60 days of March 31, 2015.
(13)	Includes 28,828 shares subject to options exercisable within 60 days of March 31, 2015.
(14)	No shares subject to options are exercisable within 60 days of March 31, 2015. Mr. Twyman does not hold any options.
(15)	Includes 163,696 shares subject to options exercisable within 60 days of March 31, 2015.
(16)	Includes 69,361 shares subject to options exercisable within 60 days of March 31, 2015.
(17)	Includes 315,456 shares subject to options exercisable within 60 days of March 31, 2015.

REPORT OF AUDIT COMMITTEE

The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of the ASX, has furnished the following report:

The audit committee assists the board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board, which is available on our website at www.gidynamics.com. This committee reviews and reassesses our charter annually and recommends any changes to the board for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2014, the audit committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2014 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP communications with the audit committee and the audit committee further discussed with Ernst & Young LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the audit committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the GI Dynamics, Inc. Audit Committee

Graham J. Bradley, AM

Timothy J. Barberich

Anne J. Keating

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis. We received either a written statement from our directors and officers or know from other means that any required Forms 5 were filed or that no Forms 5 were required to be filed. At the date of this proxy statement, we had not received a written statement from M&G Investment Management Limited, a greater than 10% stockholder, who did not file a Form 5.

PROPOSAL 3 – APPROVAL OF THE GRANT OF STOCK OPTIONS AND PERFORMANCE STOCK UNITS TO MICHAEL D. DALE

On April 10, 2015, our board of directors upon the recommendation of the compensation committee, approved the grant to Michael D. Dale (the “Executive Director”) of 31,363 stock options to purchase 31,363 shares of our common stock (the “Options”) and 26,870 performance stock units which, on vesting, will entitle the Executive Director to 26,870 shares of our common stock (the “PSUs”) under the 2011 Plan, subject to obtaining stockholder approval for the grant at the 2015 Annual Meeting as required by the ASX Listing Rules.

PSUs are a form of stock based award that are commonly used in the United States to incentivize executives and/or directors. Essentially, PSUs are bookkeeping entries under which recipients are credited with a number of units that represent their right to be issued with shares of common stock at a specified future time or event. The value associated with a PSU is the equivalent of the value of a share of common stock but recipients may not sell or otherwise transfer the PSU before settlement in shares to realize that value.

The market value of the shares of common stock issuable on exercise of the Options and PSUs proposed to be granted to the Executive Director is $5.38 based upon the closing price of our CDIs on the ASX on April 10, 2015.

As of March 31, 2015, the Company had a total of 668,516 shares of common stock reserved for issuance for employees, consultants and directors pursuant to the 2011 Plan. Proposal 3 recommends the issuance of the Options and the PSUs to the Executive Director which constitute approximately 8.7 percent of the total number of shares of common stock so reserved for issuance.

Approvals

Our CHESS Depositary Interests, or CDIs, each representing one-fiftieth of a share of our common stock, are listed on the ASX. ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the Options and PSUs to the Executive Director as described below.

Principal Terms of Options

If Proposal 3 is approved by stockholders, the Options will be issued to the Executive Director as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting. The Options to be issued to the Executive Director will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the Options.
(b)	Exercise Price: The exercise price of the Options will be US$5.38, based upon the closing price of the Company’s CDIs on the ASX on April 10, 2015, being the date of approval by the board of the grant of the Options to the Executive. The Options will be immediately exercisable.
(c)	Vesting Conditions: The Options are scheduled to vest over forty-eight months, with approximately 2.08 percent of the Options vesting at the end of each month following the date of approval by the board of the grant (being April 10, 2015). Any shares received on exercise of Options which are exercised prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value. There are no performance conditions or other requirements attaching to the Options other than the requirement that the Executive Director continue to be an employee or director of the Company at each relevant vesting date.
(d)	Lapsing of Options: The Options will lapse in circumstances where:
(i)	the Options have been exercised and settled;
(ii)	the Executive Director ceases to be an employee or director of the Company on the date of vesting of the Options;
(iii)	there has been a change in control event (as defined in the participant’s Option Agreement under the 2011 Plan), in which event vesting will occur; or
(iv)	the Options have not been exercised by the tenth anniversary of the date of grant.

Principal Terms of the PSUs

If Proposal 3 is approved by stockholders, the PSUs will be issued to the Executive Director as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The PSUs to be issued to the Executive Director will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the PSUs. The PSUs are automatically converted into shares of common stock on satisfaction of the vesting conditions set out below.
(b)	Vesting Conditions: One-quarter of the PSUs vest each time certain regulatory and revenue milestones are achieved, each approved by our board on April 10, 2015. The milestones are as follows:
(i)	one-quarter of the PSUs vest upon achievement of CE Mark approval of a next-generation EndoBarrier anchor with improved safety as evidenced by reduction in severe adverse events as compared to the current EndoBarrier anchor;
(ii)	an additional one-quarter of the PSUs vest upon achievement of reimbursement approval for EndoBarrier Therapy in either Germany or the United States in the form of a Diagnosis Related Group listing or equivalent formal acceptance for payment;
(iii)	an additional one-quarter of the PSUs vest upon achievement of trailing twelve-month revenues of at least $7 million; and
(iv)	an additional one-quarter of the PSUs vest upon achievement of FDA approval of the EndoBarrier device, or a next generation anchor-based EndoBarrier product.

There are no other performance conditions or other requirements attaching to the PSUs other than the requirement that the Executive Director continue to be an employee or director of the Company at each relevant vesting date.

(c)	Lapsing of PSUs: The PSUs will lapse in circumstances where:
(i)	the PSUs have been vested;
(ii)	the Executive Director ceases to be an employee or director of the Company on the date of vesting of the PSUs;
(iii)	there has been a change in control event (as defined in the participant’s Restricted Stock Unit Agreement under the 2011 Plan), in which event vesting and settlement of the PSUs will occur; or
(iv)	the PSUs have not vested by the fifth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposal 3.

The maximum aggregate number of options that may be issued to the Executive Director under Proposal 3 is 31,363 options. Each option will entitle the Executive Director to receive one share of common stock at the exercise price as set out in this Proposal 3. The maximum aggregate number of shares of common stock that may be issued to the Executive Director upon vesting of the PSUs is 26,870 shares of common stock.

No loan will be made by the Company to the Executive Director in connection with the acquisition of the Options or PSUs or the exercise of the Options.

The only individuals referred to in ASX Listing Rule 10.14 who received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14 were (i) Stuart A. Randle, who was issued 36,397 options to purchase 36,397 shares of common stock for nil consideration, and 3,828 RSUs which upon vesting would entitle him to receive 3,828 shares of common stock for nil consideration (ii) Michael D. Dale who was issued 362,027 options to purchase 362,027 shares of common stock for nil consideration and 194,936 RSUs which upon vesting would entitle him to receive 194,936 shares of common stock for nil consideration, and (iii) Daniel J. Moore who was issued 8,000 options to purchase 8,000 shares of common stock for nil consideration.

All directors, being Michael D. Dale, Jack E. Meyer, Timothy J. Barberich, Graham J. Bradley, Michael A. Carusi, Anne J. Keating and Daniel J. Moore, are entitled to participate in the 2011 Plan. Details of any securities issued under the 2011 Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional director who becomes entitled to participate in the 2011 Plan after approval of Proposal 3 and who is not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposal 3 by the directors of GI Dynamics, Inc. or any associate of the directors of GI Dynamics, Inc. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or,
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING MICHAEL D. DALE WHO ABSTAINS FROM MAKING A RECOMMENDATION DUE TO HIS PERSONAL INTEREST IN THE PROPOSAL) RECOMMENDS A VOTE “FOR” PROPOSAL 3 AND THE APPROVAL OF THE GRANT OF THE STOCK OPTIONS AND PERFORMANCE STOCK UNITS TO MICHAEL D. DALE.

PROPOSALS 4-9 – APPROVAL OF GRANT OF STOCK OPTIONS AND RESTRICTED STOCK UNITS TO NON-EXECUTIVE DIRECTORS OF THE COMPANY

As part of its overall compensation program, our non-executive directors receive, subject to shareholder approval being obtained under the ASX Listing Rules, a significant portion of their annual compensation in the form of long-term incentive equity-based awards.

On March 23, 2015, the compensation committee approved, subject to obtaining stockholder approval at this meeting, pursuant to the 2011 Plan, the grant of an aggregate of 6,000 stock options to purchase 6,000 shares of our common stock (collectively, the “NED Options”) and 6,000 restricted stock units which, on vesting will entitle the non-executive directors, to 6,000 shares of common stock (collectively, the “NED RSUs”) under our 2011 Plan in the amounts of 1,000 NED Options and 1,000 NED RSUs to each of Michael A. Carusi, Anne J. Keating, Timothy J. Barberich, Graham J. Bradley, Jack E. Meyer and Daniel J. Moore (the “Non-Executive Directors”) under our current non-employee director compensation program.

The market value of the shares of common stock issuable upon vesting of the aggregate number of RSUs and on exercise of the aggregate number of Options proposed to be granted to each Non-Executive Director is $68,400 based upon the closing price of our CDIs on the ASX on March 23, 2015.

As of March 31, 2015, the Company had a total of 668,516 shares of common stock reserved for issuance for employees, consultants and directors. Proposals 4-9 recommend the issuance of the NED Options and the NED RSUs to the Non-Executive Directors which, in aggregate, constitute approximately 1.8% percent of the total number of shares of common stock so reserved for issuance.

Approvals

Our CHESS Depositary Interests, or CDIs, each representing one-fiftieth of a share of our common stock, are listed on the ASX. ASX Listing Rule 10.14 provides that a company must not permit a director to acquire securities under an employee incentive scheme without the prior approval of stockholders. Accordingly, stockholder approval is now being sought for the purposes of ASX Listing Rule 10.14 and for all other purposes for the grant of the NED Options and the NED RSUs to the Non-Executive Directors as described below.

Principal Terms of Options

If Proposals 4-9 are approved by stockholders, the NED Options will be issued to the Non-Executive Directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The NED Options to be issued to each of the Non-Executive Directors will be issued on the following terms and conditions:

(a)	Grant Price: There is no consideration payable for the grant of the NED Options.
(b)	Exercise Price: The exercise price of the NED Options is US$5.70, based upon the closing price of the Company’s CDIs on the ASX on March 23, 2015, the date of approval by the board of the grant of the NED Options to the non-executive directors. The NED Options are immediately exercisable.
(c)	Vesting Conditions: The NED Options are scheduled to vest on the first anniversary date of such grant. Any shares which are received on exercise of NED Options exercised prior to vesting will be subject to a repurchase right by the Company until fully vested at the lesser of cost or fair market value. There are no performance conditions or other requirements attaching to the NED Options other than the requirement that the Non-Executive Director continue to be a director of the Company at each relevant vesting date.
(d)	Lapsing of NED Options: The NED Options will lapse in circumstances where:
(i)	the NED Options have been exercised and settled;
(ii)	the Non-Executive Director ceases to be a director of the Company on the date of vesting of the NED Options;
(iii)	there has been a change in control event (as defined in the Non-Executive Directors’ Option Agreements under the 2011 Plan), in which event vesting the NED Options will occur; or
(iv)	the NED Options have not been exercised by the tenth anniversary of the date of grant.

Principal Terms of the NED RSUs

If Proposals 4-9 are approved by stockholders, the NED RSUs will be issued to the Non-Executive Directors as soon as practicable after the Annual Meeting and, in any case, no later than three years after the Annual Meeting.

The NED RSUs to be issued to each of the Non-Executive Directors will be issued on the following terms and conditions:

(a)	Number of NED RSUs to be Granted: 1,000 RSUs to each Non-Executive Director.
(b)	Grant Price: There is no consideration payable for the grant of the NED RSUs. The NED RSUs are automatically converted into shares of common stock on satisfaction of the vesting conditions set out below.
(c)	Vesting Conditions: The NED RSUs are scheduled to vest in full on the first anniversary date of such grant. There are no performance conditions or other requirements attaching to the NED RSUs other than the requirement that the Non-Executive Director continue to be a director of the Company at each relevant vesting date.
(d)	Lapsing of NED RSUs: The NED RSUs will lapse in circumstances where:
(i)	the NED RSUs have been vested;
(ii)	the Non-Executive Director ceases to be a director of the Company on the date of vesting of the NED RSUs; or
(iii)	there has been a change in control event (as defined in the Non-Executive Directors’ Restricted Stock Unit Agreements under the 2011 Plan), in which event vesting and settlement of the NED RSUs will occur; or
(iv)	the NED RSUs have not vested by the tenth anniversary of the date of grant.

As required by ASX Listing Rule 10.15A, the following additional information is provided in relation to Proposals 4-9.

The maximum aggregate number of NED Options and NED RSUs that may be granted by the Company under Proposals 4-9 is 6,000 NED Options and 6,000 NED RSUs comprising:

•	1,000 NED Options and 1,000 NED RSUs to Michael A. Carusi;
•	1,000 NED Options and 1,000 NED RSUs to Anne J. Keating;
•	1,000 NED Options and 1,000 NED RSUs to Timothy J. Barberich;
•	1,000 NED Options and 1,000 NED RSUs to Graham J. Bradley;
•	1,000 NED Options and 1,000 NED RSUs to Jack E. Meyer; and
•	1,000 NED Options and 1,000 NED RSUs to Daniel J. Moore.

Each NED Option will entitle the Non-Executive Director to receive one share of common stock at the exercise price as set out in Proposals 4-9. Each NED RSU will entitle the Non-Executive Director to one share of common stock for nil consideration on satisfaction of the vesting conditions set out in Proposals 4-9.

No loan will be made by the Company to the Non-Executive Director in connection with the acquisition of the NED Options or NED RSUs or exercise of the NED Options.

The only individuals referred to in ASX Listing Rule 10.14 who received securities under the 2011 Plan since stockholder approval was last obtained under ASX Listing Rule 10.14 were (i) Stuart A. Randle, who was issued 36,397 options to purchase 36,397 shares of common stock for nil consideration, and 3,828 RSUs which upon vesting would entitle him to receive 3,828 shares of common stock for nil consideration (ii) Michael D. Dale who was issued 362,027 options to purchase 362,027 shares of common stock for nil consideration and 194,936 RSUs which upon vesting would entitle him to receive 194,936 shares of common stock for nil consideration, and (iii) Daniel J. Moore who was issued 8,000 options to purchase 8,000 shares of common stock for nil consideration.

All directors, being Michael D. Dale, Jack E. Meyer, Timothy J. Barberich, Graham J. Bradley, Michael A. Carusi, Anne J. Keating and Daniel J. Moore, are entitled to participate in the 2011 Plan. Details of any securities issued under the 2011 Plan will be published in the Company’s Annual Report relating to the period in which securities have been issued, together with a statement that approval for this issue of securities was obtained under ASX Listing Rule 10.14.

Any additional director who becomes entitled to participate in the 2011 Plan after approval of Proposals 4-9 and who is not named in this proxy statement will not participate until approval is obtained under ASX Listing Rule 10.14.

Voting Exclusion Statement

The Company will disregard any votes cast on Proposals 4-9 by the directors of GI Dynamics, Inc. or any associate of the directors of GI Dynamics, Inc. However, the Company need not disregard a vote if:

•	it is cast by a person as a proxy for a person who is entitled to vote, in accordance with the direction on the proxy card; or,
•	it is cast by the person chairing the meeting as a proxy for a person who is entitled to vote, in accordance with direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposals 4-9 require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS (EXCLUDING MICHAEL A. CARUSI (WITH RESPECT TO PROPOSAL 4 ONLY), ANNE J. KEATING (WITH RESPECT TO PROPOSAL 5 ONLY), TIMOTHY J. BARBERICH (WITH RESPECT TO PROPOSAL 6 ONLY), GRAHAM J. BRADLEY (WITH RESPECT TO PROPOSAL 7 ONLY), JACK E. MEYER (WITH RESPECT TO PROPOSAL 8 ONLY) AND DANIEL J. MOORE (WITH RESPECT TO PROPOSAL 9 ONLY)) WHO DO NOT MAKE A RECOMMENDATION WITH RESPECT TO THE PROPOSAL IN PARENTHESIS AFTER THEIR NAME DUE TO THEIR PERSONAL INTEREST IN THAT PROPOSAL) RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSALS 4 THROUGH 9 (INCLUSIVE).

PROPOSAL 10 – FOR PURPOSES OF COMPLYING WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO APPROVE A CAP OF 556,963 SHARES AS THE MAXIMUM NUMBER OF SHARES WITH RESPECT TO WHICH STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND OTHER SIMILAR AWARDS MAY BE GRANTED TO ANY PARTICIPANT IN ANY FISCAL YEAR UNDER THE 2011 PLAN

In August 2011, our board of directors and our stockholders approved the 2011 Plan. In May 2013, our stockholders approved for the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, the issue and transfer of securities under the 2011 Plan as an exception to ASX Listing Rule 7.1

In August 2014, in accordance with the terms of the 2011 Plan, our board amended the 2011 Plan to increase the maximum number of shares with respect to which awards may be granted to any participant in any fiscal year to 556,963 shares in order to grant the equity necessary to hire our new chief executive officer, Michael D. Dale. In connection with our negotiation of Mr. Dale’s employment in order to induce him to become our chief executive officer we agreed to issue to Mr. Dale a stock option for 362,027 shares, a service-based RSU award for 83,544 shares, and a performance-based RSU award for 111,392 shares in connection with the commencement of his employment.

Under pertinent IRS regulations, compensation paid by a publicly-traded corporation to its chief executive officer and three other highest compensated officers (other than the chief financial officer) whose compensation is reported to stockholders under the Exchange Act for the taxable year is not tax deductible to the extent the officer’s compensation exceeds $1 million per year. This limitation is subject to certain exemptions, including an exemption for compensation under a plan or agreement that existed when the corporation was not publicly held and for a period of time thereafter (the “Reliance Period”). The Company’s Reliance Period ended at the earliest of (i) the expiration of the plan, (ii) a material modification of the plan, (iii) the issuance of all stock authorized to be issued under the plan, or (iv) the first meeting of shareholders to elect directors that occurs after the first calendar year following the year the Company became subject to Section 12 of the Exchange Act. Because the Reliance Period ended upon the amendment of the 2011 Plan by the board, we are asking our stockholders to approve at the Annual Meeting 556,963 shares as the maximum number of shares with respect to which stock options, stock appreciation rights and similar awards may be granted to any participant in any fiscal year under our 2011 Plan (the “Amendment”) in order that these types of grants made after the approval by our stockholders of this Proposal 10 meet the exemption for “qualified performance-based compensation” under Section 162(m) of the Code and the regulations thereunder that apply to stock options, stock appreciation rights and similar awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of the award. If the Amendment is approved, then compensation received from the exercise of these awards will not be subject to the $1 million per year cap on deductibility of executive compensation for tax purposes. We are not currently asking our stockholders to approve an increase in the number of shares reserved for issuance under the 2011 Plan. Although we have not approached the $1 million compensation level for any of our executive officers, we believe that it is in the best interests of us and our stockholders to structure the 2011 Plan so that we are in a position to maximize corporate deductibility of executive compensation to the extent that it is desirable to do so. We believe it is prudent to have the flexibility to maximize tax deductibility if the Section 162(m) of the Code exception becomes relevant.

Each executive officer is an eligible participant under the 2011 Plan and has an interest in this proposal. Based solely on the closing price of our CDIs of A$0.145 per CDI as reported on the ASX on March 31, 2015 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the 2011 Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the 2011 Plan is $10,846,066.

Summary of 2011 Plan

The following is a summary of the terms of the 2011 Plan. This summary is qualified in its entirety by reference to the complete text of the 2011 Plan, which is attached as Appendix A to this proxy statement and incorporated herein by reference. The summary is not intended to be a complete description of the terms of the 2011 Plan.

Share Authorization.    668,516 shares of our common stock have been reserved for the issuance of awards under the 2011 Plan plus up to 286,233 additional shares to be issued if awards outstanding under our 2003 Omnibus Stock Plan are cancelled or expire on or after the date of the annual meeting of stockholders. The 2011 Plan contains an “evergreen provision” which allows for an automatic annual increase in the number of shares available for issuance under it on January 1 of each year until the second day of fiscal year 2020. The annual increase in the number of shares shall be equal to the lesser of:

•	500,000 shares;
•	4% of our outstanding shares on the first day of the fiscal year; or
•	an amount determined by our board of directors.

The shares issued under the 2011 Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the 2011 Plan are added back to the shares available for issuance under the 2011 Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2011 Plan to cover the exercise price or tax withholding are not available for future issuance under the 2011 Plan.

Plan Administration.    In accordance with the terms of the 2011 Plan, our board of directors has authorized our compensation committee to administer the 2011 Plan. The compensation committee may delegate part of its authority and powers under our 2011 Plan to one or more of our directors and/or officers, but only the compensation committee may make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2011 Plan, our compensation committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;
•	the number of shares subject to each award;
•	the vesting provisions of each award;
•	the termination or cancellation provisions applicable to awards; and
•	all other terms and conditions upon which each award may be granted in accordance with the 2011 Plan.

In addition, our compensation committee may, in its discretion, amend any term or condition of an outstanding award or buyout or substitute an award provided (i) such term or condition as amended is permitted by our 2011 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

Eligibility and Limitations on Grants.    Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2011 Plan, including our eight directors and executive officers, of which six are non-employee directors. However, incentive stock options may only be granted to our employees. Approximately 72 individuals are eligible to participate in the 2011 Plan. The maximum number of shares of our common stock with respect to which awards may be granted to any participant under the 2011 Plan is 556,963 per calendar year.

Stock Options.    The 2011 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2011 Plan will be non-qualified options if they are granted to a participant who is not an employee of the Company or otherwise fail to qualify as incentive options including or exceeding the $100,000 annual vesting limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of our common stock on the date of grant. The term of each option may not exceed ten years from the date of grant. However, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years. Our compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by our board of directors. Options may be exercised in whole or in part with written notice to us.

Restricted Stock.    Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Stock-Based Awards.    The 2011 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights, phantom stock awards, and stock unit awards. Our board of directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine. These conditions and restrictions may include continued employment with us through a specified restricted period.

Tax Withholding.    Participants in the 2011 Plan are responsible for the payment of any federal, state or local income taxes, employment taxes or other amounts that we are required by law to withhold upon any option exercise or vesting of awards. We may withhold from the participant’s compensation, if any, or may require that the participant make a cash payment to us for the statutory minimum amount of such withholdings, or subject to approval by our compensation committee, by transferring to us shares having a value equal to the amount of such taxes.

Stock Dividends and Stock Splits.    If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.    Upon a merger or other reorganization event, our board of directors, may, in its sole discretion, take any one or more of the following actions pursuant to our 2011 Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;
•	upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;
•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;
•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and
•	with respect to stock grants and in lieu of any of the foregoing, the board of directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent such stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination.    Our board of directors may amend, suspend or terminate the 2011 Plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements. While our CDIs are listed on the ASX, we may not, without stockholder consent, amend, cancel or take any action under the 2011 Plan that constitutes a “repricing” within the meaning of the ASX Listing Rules.

Duration of the 2011 Plan

The 2011 Plan will terminate on August 21, 2021.

U.S. Federal Income Tax Considerations

The material U.S. federal income tax consequences of the issuance and exercise of stock options and other awards under the 2011 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2011 Plan are exempt from or comply with, the rules under Section 409A of the Code related to non-qualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions

As a result of Section 162(m) of the Code, our deduction for certain awards under the 2011 Plan may be limited to the extent that certain executive officers receive compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the current 2011 Plan through the Reliance Period are exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 10, grants of stock options, stock appreciation rights and similar awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date the award, to be issued under the 2011 Plan may be structured to qualify as performance-based compensation.

New Plan Benefits

The amounts of future grants under the 2011 Plan are not determinable as awards under the 2011 Plan and will be granted at the sole discretion of the compensation committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2011 Plan or the amount or types of any such awards.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 10 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 10.

PROPOSAL 11 – APPROVAL OF THE ISSUE AND TRANSFER OF SECURITIES UNDER

THE 2011 PLAN

ASX Listing Rule 7.1 provides that the prior approval of our stockholders is required for an issue of equity securities if the securities will, when aggregated with the securities issued by the Company during the previous 12 months, exceed 15% of the number of securities on issue at the commencement of that 12-month period.

ASX Listing Rule 7.2 (Exception 9) sets out an exception to ASX Listing Rule 7.1. This rule provides that issues under an employee incentive scheme are exempt for a period of three years if stockholders approve the issue of securities under the scheme for the purposes of this exception.

Accordingly, Proposal 11 seeks approval from stockholders (for the purposes of ASX Listing Rule 7.2 (Exception 9)) for the issue and transfer of securities under the 2011 Plan. Approval of this Proposal 11 will mean that for the period of three years following the date of this Annual Meeting, any issues or transfers of securities made under the 2011 Plan will be excluded from the calculation of the Company’s 15% issue capacity under ASX Listing Rule 7.1 and any additional 10 percent placement capacity under ASX Listing Rule 7.1A (if such additional placement capacity is subsequently sought by the Company and approved by its shareholders in accordance with Listing Rule 7.1A).

The Company adopted its 2011 Plan as a successor equity incentive plan to its 2003 Plan. The board last sought and obtained approval of its stockholders for the issue and transfer of securities under the 2011 Plan for the purposes of ASX Listing Rule 7.2 (Exception 9) at the Company’s Annual General Meeting in May 2013. As discussed further in the notes to Proposal 10, in August 2014, our board amended the 2011 Plan to increase the per-participant cap from 100,000 shares to 556,963 shares in any fiscal year in order to grant to Michael D. Dale an option grant for 362,027 shares of common stock, a grant for 83,544 service-based RSUs, and a grant for 111,392 performance-based RSUs in connection with the commencement of his employment. Under the ASX Listing Rules, the amendment constituted a change to the number of securities to be issued under the 2011 Plan and therefore shareholder approval for the purposes of ASX Listing Rule 7.2 (Exception 9) must be sought again.

The board is now asking stockholders at this Annual Meeting to re-approve the 2011 Plan for the purposes of ASX Listing Rule 7.2 (Exception 9).

A summary of the principal provisions of the 2011 Plan is set out in the notes to Proposal 10 above and a complete copy of the 2011 Plan is attached as Appendix A to this proxy statement and incorporated herein by reference.

At March 31, 2015, the number of securities issued under the 2011 Plan since its last approval in August 2011 is an aggregate of 1,147,944 options to purchase 1,147,944 shares of common stock and 209,568 restricted stock units, which on vesting will entitle the holders to 209,568 shares of common stock.

Voting Exclusion Statement

The Company will disregard any votes cast in respect of Proposal 11 by the directors of the Company or any associate of such directors.

However, the Company need not disregard any vote cast by any such persons if:

•	it is cast as proxy for a person who is entitled to vote, in accordance with the directions on the proxy card; or
•	it is cast by a director who is chairing the meeting as proxy for a person who is entitled to vote, in accordance with a direction on the proxy card to vote as the proxy decides.

Vote Required and Board of Directors Recommendation

Approval of Proposal 11 requires the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and voting on the proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD OF DIRECTORS HAS DETERMINED THAT PROPOSAL 11 IS IN THE BEST INTERESTS OF THE COMPANY AND UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 11.

PROPOSAL 12—INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed Ernst & Young LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2015. The board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

AUDIT-RELATED MATTERS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2014, and 2013, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2014	2013
Audit fees (1)	$441,871	$321,951
Audit related fees	—	—
Tax fees (2)	23,000	16,230
All other fees	—	—

Total	$464,871	$338,181

(1) Audit fees for 2014 and 2013 were for professional services rendered for the audits of our financial statements, including accounting consultation, review of our Registration Statements on Form 10 and S-8, and reviews of quarterly financial statements.

(2) Tax fees for 2014 and 2013 were for tax compliance, tax planning and tax advice, including preparation of our federal and state tax returns and international taxation advice.

Policy Regarding Pre-Approval of Audit and Permissible Non-audit Services Provided by the Independent Public Accountant

The audit committee is responsible for approving in advance the engagement of the independent auditor for all audit services and non-audit services, based on independence, qualifications and, if applicable, performance, and approving the fees and other terms of any such engagement. Of the services described above performed by Ernst & Young LLP in 2014 and 2013, all were pre-approved by the audit committee and in 2014 and 2013, no fees were paid under a de minimus exception that waives pre-approval for certain non-audit services.

OTHER MATTERS

The board of directors knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Our bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, notice to our corporate secretary must be received at our principal executive offices not less than 45 days and no more than 75 days prior to the anniversary date of the preceding year’s annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our 2016 annual meeting, such a proposal must be received by the Company on or after March 25, 2016 (U.S. Eastern Daylight Time) but no later than April 24, 2016 (U.S. Eastern Daylight Time). If the date of the 2016 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the 2015 Annual Meeting, notice must be received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 50 days prior to the date of such annual meeting, the 10th day following the day on which the public announcement of the date of such meeting is first made. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting. All stockholder proposals should be marked for the attention of Corporate Secretary, GI Dynamics, Inc., 25 Hartwell Avenue, Lexington, Massachusetts 02421, U.S.A.

LEXINGTON, MASSACHUSETTS

APRIL 30, 2015

Appendix A

GI DYNAMICS, INC.

2011 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

ASX means ASX Limited ACN 008 624 691 or the market it operates, as the context requires.

ASX Listing Rules means the Listing Rules of ASX and any other rules of ASX which are applicable while the Company is admitted to the official list of ASX, each as amended or replaced from time to time, except to the extent of any express written waiver by ASX.

ASX Settlement means ASX Settlement Pty Limited (ABN 49 008 504 532).

ASX Settlement Operating Rules means the settlement and operating rules of the settlement facility providing by ASX Settlement.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

CDIs means CHESS Depositary Interests representing an interest in one-fifth of a Share.

CHESS Depositary Interests has the meaning given to that term in the ASX Settlement Operating Rules.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share (which will at all times while the Company is listed on ASX trade on ASX in the form of CDIs).

Company means GI Dynamics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)       If the Common Stock is listed or quoted on a securities exchange (including without limitation ASX) or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing price or, if not applicable, the last price of a share of Common Stock as quoted on that securities exchange constituting the primary market for the Common Stock, as reported in The Wall Street Journal, the Australian Financial Review or such other source as the Company deems reliable and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)       If the Common Stock is not traded on a securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)       If the Common Stock is neither listed on a securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this GI Dynamics, Inc. 2011 Employee, Director and Consultant Equity Incentive Plan.

Securities Act means the United States Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 4 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.	EFFECT OF ASX LISTING RULES ON OPERATION OF THE PLAN

If the Company is admitted to the official list of ASX, then, for so long as the Company is admitted to the official list of ASX, the following will apply:

(a)       Notwithstanding anything contained in this Plan, if the ASX Listing Rules prohibit an act being done, the act shall not be done.

(b)       Nothing contained in this Plan prevents an act being done that the ASX Listing Rules require to be done.

(c)       If the ASX Listing Rules require an act to be done or not to be done, authority is given for that act to be done or not to be done (as the case may be).

(d)       If the ASX Listing Rules require this Plan to contain a provision and it does not contain such a provision, this Plan is deemed to contain that provision.

(e)       If the ASX Listing Rules require this Plan not to contain a provision and it contains such a provision, this Plan is deemed not to contain that provision.

(f)       If any provision of this Plan is or becomes inconsistent with the ASX Listing Rules, this Plan is deemed not to contain that provision to the extent of the inconsistency.

4.	SHARES SUBJECT TO THE PLAN.

(a)       The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 4,500,000 shares of Common Stock, (ii) 802,350 shares of Common Stock previously reserved for issuance under the Company’s 2003 Omnibus Stock Plan which were are not currently subject to awards granted thereunder and (iii) any shares of Common Stock that are represented by awards granted under the Company’s 2003 Omnibus Stock Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after the date on which the Board of Directors adopts this Plan, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of this Plan; provided, however, that no more than 6,671,908 Shares shall be added to the Plan pursuant to subsection (iii).

(b)       Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 2012, and ending on the second day of fiscal year 2020, the number of Shares that may be issued from time to time pursuant to the Plan, shall be increased by an amount equal to the lesser of (i) 5,000,000 or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 25 of the Plan; (ii) 4% of the number of outstanding shares of Common Stock on such date; and (iii) an amount determined by the Board.

(c)       If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 4(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.

5.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)       Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)       Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)       Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 5,569,659 Shares be granted to any Participant in any fiscal year;

(d)       Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)       Amend any term or condition of any outstanding Stock Right, including, without limitation, to increase the exercise price or purchase price or accelerate the vesting schedule, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 7(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f)       Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)       Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing if the Company is subject to Section 16 of the Exchange Act, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

6.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

7.	TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

(a)       Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

(i)	Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii)	Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii)	Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv)	Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.	The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.	The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)	Term of Option: Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b)       ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i)	Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 7(a) above, except clause (i) and (v) thereunder.

(ii)	Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)	Term of Option: For Participants who own:

A.	10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.	More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)	Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

8.	TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)       Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)       Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)       Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

9.	TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A of the Code so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 9.

10.	EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator (after consideration of applicable securities, tax and accounting implications), by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

11.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made

(a) in United States dollars (or in such other currency as the Administrator may determine)in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

12.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.

13.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

(a)       A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)       Except as provided in Subparagraph (c) below, or Paragraph 16 or 17, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

(c)       The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)       Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)       A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(f)       Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

15.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a)       All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)       Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

16.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a)       A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)       A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

(c)       The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

17.	EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

(a)       In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)	To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)	In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

(b)       If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.

18.	EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

19.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 20, 21, and 22, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)       All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)       Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

21.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

22.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.

23.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:

(a)       The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)       At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

24.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

25.	ADJUSTMENTS.

Subject to the requirements imposed on the Company under the ASX Listing Rules, upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a)       Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 4(a), 4(b) and 5(c) shall also be proportionately adjusted upon the occurrence of such events.

(b)       Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the

Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c)       Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d)       Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The

Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 5, its determination shall be conclusive.

(e)       Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 7(b)(iv).

26.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

27.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

28.	CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOS.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

29.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

30.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

31.	TERMINATION OF THE PLAN.

The Plan will terminate on August 1, 2021, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

32.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

33.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

34.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

* * * * *

Originally adopted by the Board of Directors on August 1, 2011

Originally adopted by the stockholders on August 1, 2011

ARBN 151 239 388 NAME SURNAME ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 ADDRESS LINE 5 ADDRESS LINE 6 LODGE YOUR PROXY ONLINE www.linkmarketservices.com.au BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 BY FAX +61 2 9287 0309 ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) LODGEMENT OF A PROXY CARD This Proxy Card (and any Power of Attorney under which it is signed) must be received at an address given above by 9:00am Australian Eastern Standard Time on Sunday, 7 June 2015 (which is 7:00pm on Saturday, 6 June 2015 U.S. Eastern Daylight Time), being not later than 48 hours before the commencement of the Annual Meeting. Any Proxy Card received after that time will not be valid for the scheduled Annual Meeting. Proxy Cards may be lodged using the reply paid envelope, by mail, by hand or by fax in accordance with the instructions above, or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the Proxy Card. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, shareholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identification Number (HIN) as shown on the front of the Proxy Card). HOW TO COMPLETE THIS SECURITYHOLDER PROXY CARD YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s security register. If this information is incorrect, please make the correction on this Proxy Card. Securityholders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your securities using this Proxy Card. APPOINTMENT OF A PROXY If you wish to appoint the Chairman of the Annual Meeting as your proxy, mark the box in Step 1 of this Proxy Card. If the person you wish to appoint as your proxy is someone other than the Chairman of the Annual Meeting please write the name of that person in Step 1. If you leave this section blank, or your named proxy does not attend the Annual Meeting, the Chairman of the Annual Meeting will be your proxy. A proxy need not be a securityholder of the Company. A proxy may be an individual or a body corporate. VOTES ON ITEMS OF BUSINESS – PROXY APPOINTMENT You may direct your proxy how to vote by placing a mark in one of the boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on the items of business, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid. APPOINTMENT OF A SECOND PROXY You are entitled to appoint up to two persons as proxies to attend the Annual Meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Card may be obtained by telephoning the Company’s security registry or you may copy this Proxy Card and return them both together. To appoint a second proxy you must: (a) on each of the ?rst Proxy Card and the second Proxy Card state the percentage of your voting rights or number of securities applicable to that Proxy Card. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded. (b) return both Proxy Cards together. SIGNING INSTRUCTIONS You must sign and date this Proxy Card as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certi?ed photocopy of the Power of Attorney to this Proxy Card when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this Proxy Card must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this Proxy Card must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the of?ce held by signing in the appropriate place. With respect to a U.S. company or other entity, this Proxy Card may be signed by one of?cer. Please give full name and title under the signature IF YOU WOULD LIKE TO ATTEND AND VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE BRING THIS PROXY CARD WITH YOU. THIS WILL ASSIST IN REGISTERING YOUR ATTENDANCE.

SECURITYHOLDER PROXY CARD I/We being a member(s) of GI Dynamics, Inc. (Company) and entitled to attend and vote at the Annual Meeting hereby appoint: APPOINT A PROXY the Chairman of the OR if you are NOT appointing the Chairman of the Annual Annual Meeting Meeting as your proxy, please write the name of the person (mark box) or body corporate you are appointing as your proxy or failing the person or body corporate named, or if no person or body corporate is named, the Chairman of the Annual Meeting, as my/our proxy to act on my/our behalf (including to vote in accordance with the following directions or, if no directions have been given and to the extent permitted by the law, as the proxy sees ?t) at the Annual Meeting of Stockholders of the Company to be held at 9:00am Australian Eastern Standard Time on Tuesday, 9 June 2015, (which is 7:00pm on Monday, 8 June 2015 U.S. Eastern Daylight Time) at the of?ces of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia and at any postponement or adjournment of the Annual Meeting. The Chairman of the Annual Meeting intends to vote undirected proxies in favour of each item of business. VOTING DIRECTIONS Proxies will only be valid and accepted by the Company if they are signed and received no later than 48 hours before the Annual Meeting. Please read the voting instructions overleaf before marking any boxes with an T Resolutions For Against Withhold For Against Withhold 7 Approve the grant of 1,000 restricted 1.1 Re-elect as a Director, Anne J. Keating stock units and 1,000 stock options to Graham J. Bradley 8 Approve the grant of 1,000 restricted 1.2 Re-elect as a Director, Michael A. Carusi stock units and 1,000 stock options to Jack E. Meyer 9 Approve the grant of 1,000 restricted 2.1 Re-elect as a Director, Michael D. Dale stock units and 1,000 stock options to Daniel J. Moore 10 Approve a cap of 556,963 shares as the 2.2 Re-elect as a Director, Daniel J. Moore maximum number of shares that may be granted under the 2011 Employee, Director 3 Approve the grant of 26,870 and Consultant Equity Incentive Plan 11 Approve the issue and transfer of securities performance stock units and 31,363 under the 2011 Employee, Director and stock options to Michael D. Dale Consultant Equity Incentive Plan 4 Approve the grant of 1,000 restricted 12 Ratify the appointment of Ernst & Young stock units and 1,000 stock options to LLP as the Company’s independent Michael A. Carusi registered public accounting ?rm for the 5 Approve the grant of 1,000 restricted ?scal year ending December 31, 2015 stock units and 1,000 stock options to Anne J. Keating 6 Approve the grant of 1,000 restricted stock units and 1,000 stock options to Timothy J. Barberich If you do not mark either the “FOR, “AGAINST” or “WITHHOLD” box your vote will be cast in favour of the Resolution(s). THE BOARD OF DIRECTORS OF GI DYNAMICS, INC. SOLICITS THIS PROXY CARD. SIGNATURE OF SECURITYHOLDERS – THIS MUST BE COMPLETED Securityholder 1 (Individual) Joint Securityholder 2 (Individual) Joint Securityholder 3 (Individual) Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director Date: / / Date: / / Date: / / This form should be signed by the securityholder. If a joint holding, both securityholders should sign. If signed by the securityholder’s attorney, the power of attorney must have been previously noted by the registry or a certified copy attached to this form. If executed by a company, the form must be executed in accordance with the company’s constitution.

ARBN 151 239 388 NAME SURNAME ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 ADDRESS LINE 5 ADDRESS LINE 6 LODGE YOUR VOTE ONLINE www.linkmarketservices.com.au BY MAIL (in AUSTRALIA) GI Dynamics, Inc. C/- Link Market Services Limited Locked Bag A14 Sydney South NSW 1235 Australia BY MAIL (in USA) GI Dynamics, Inc. C/- American Stock Transfer and Trust Company LLC Operations Center 6201 15th Avenue Brooklyn, NY 11219 USA BY HAND (in AUSTRALIA) Link Market Services Limited Level 12, 680 George Street, Sydney NSW 2000 BY HAND (in USA) American Stock Transfer & Trust Company LLC Operations Center, 6201 15th Avenue, Brooklyn, NY 11219 BY FAX +61 2 9287 0309 ALL ENQUIRIES TO Telephone: +61 1800 770 850 (free call within Australia) LODGEMENT OF A CDI VOTING INSTRUCTION FORM This CDI Voting Instruction Form (and any Power of Attorney under which it is signed) must be received at an address given below by 9:00am Australian Eastern Standard Time on Saturday, 6 June 2015 (which is 7:00pm on Friday, 5 June 2015 U.S. Eastern Daylight Time), being not later than 72 hours before the commencement of the Annual Meeting. Any CDI Voting Instruction Form received after that time will be invalid. CDI Voting Instruction Forms may be lodged using the reply paid envelope, by mail, by hand or by fax in accordance with the instructions above, or: ONLINE www.linkmarketservices.com.au Login to the Link website using the holding details as shown on the CDI Voting Instruction Form. Select ‘Voting’ and follow the prompts to lodge your vote. To use the online lodgement facility, stockholders will need their “Holder Identifier” (Securityholder Reference Number (SRN) or Holder Identi?cation Number (HIN) as shown on the front of the CDI Voting Instruction Form). HOW TO COMPLETE THIS CDI VOTING INSTRUCTION FORM YOUR NAME AND ADDRESS This is your name and address as it appears on the Company’s CDI register. If this information is incorrect, please make the correction on the form. CDI Holders sponsored by a broker should advise their broker of any changes. Please note: you cannot change ownership of your CDIs using this form. DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD Each CHESS Depositary Interest (CDI) is evidence of an indirect ownership in the Company’s shares of common stock (Shares). Each CDI is equivalent to one-fiftieth of a Share of the Company so that every fifty (50) CDIs that you own as at 4:30pm Australian Eastern Standard Time on Monday, 13 April 2015 (which is 2:30am on Monday, 13 April 2015 U.S. Eastern Daylight Time), entitles you to one (1) vote. The underlying Shares are registered in the name of CHESS Depositary Nominees Pty Ltd (CDN). As holders of CDIs are not the legal owners of the Shares, CDN is entitled to vote at the meetings of stockholders on the instruction of the registered holders of the CDIs. APPOINTMENT OF A PROXY If you wish to attend the Annual Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Annual Meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the box in Step 2 of this form. Link will then send you a legal form of proxy which will grant you or the person speci?ed by you the right to attend and vote at the Annual Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies. SIGNING INSTRUCTIONS You must sign this form as follows in the spaces provided: Individual: where the holding is in one name, the holder must sign. Joint Holding: where the holding is in more than one name, all of the holders should sign. Power of Attorney: to sign under Power of Attorney, you must lodge the Power of Attorney with Link. If you have not previously lodged this document for notation, please attach a certi?ed photocopy of the Power of Attorney to this form when you return it. Companies: with respect to an Australian company, where the company has a Sole Director who is also the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the of?ce held by signing in the appropriate place. With respect to a U.S. company or other entity, this form may be signed by one of?cer. Please give full name and title under the signature.

CDI VOTING INSTRUCTION FORM DIRECTION TO CHESS DEPOSITARY NOMINEES PTY LTD 1 I/We being a holder of CHESS Depositary Interests (CDIs) of GI Dynamics, Inc. (Company) hereby direct CHESS Depositary Nominees Pty Ltd (CDN) to vote the shares underlying my/our CDI holding at the Annual Meeting of Stockholders of the Company to be held at 9:00am Australian Eastern Standard Time on Tuesday, 9 June 2015, (which is 7:00pm on Monday, 8 June 2015 U.S. Eastern Daylight Time) STEP at the of?ces of DLA Piper Australia, Level 22, No.1 Martin Place, Sydney, NSW, 2000, Australia and at any adjournment or postponement of that Annual Meeting, in accordance with the following directions. By execution of this CDI Voting Instruction Form the undersigned hereby authorises CDN to appoint such proxies or their substitutes in their discretion to vote in accordance with the directions set out below. PROXY APPOINTMENT 2 This only needs to be completed if you wish to attend the Annual Meeting or appoint another person to attend the Annual Meeting. If you wish to attend the Annual Meeting in person or appoint some person or company other than CDN, who need not be a stockholder, to attend and act on your behalf at the Annual Meeting or any adjournment or postponement thereof, please insert your name(s) in this box. STEP Link will then send you a legal form of proxy which will grant you or the person speci?ed by you the right to attend and vote at the Annual Meeting. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the Notice of Annual Meeting including any cut off time for receipt of valid proxies. VOTING INSTRUCTIONS Voting instructions will only be valid and accepted by CDN if they are signed and received no later than 72 hours before the Annual Meeting. Please read the voting instructions overleaf before marking any boxes with an T Resolutions For Against Withhold For Against Withhold 7 Approve the grant of 1,000 restricted 1.1 Re-elect as a Director, Anne J. Keating stock units and 1,000 stock options to Graham J. Bradley 8 Approve the grant of 1,000 restricted 1.2 Re-elect as a Director, Michael A. Carusi stock units and 1,000 stock options to Jack E. Meyer 9 Approve the grant of 1,000 restricted 2.1 Re-elect as a Director, Michael D. Dale stock units and 1,000 stock options to Daniel J. Moore 3 10 Approve a cap of 556,963 shares as the 2.2 Re-elect as a Director, Daniel J. Moore maximum number of shares that may be granted under the 2011 Employee, Director STEP 3 Approve the grant of 26,870 and Consultant Equity Incentive Plan 11 Approve the issue and transfer of securities performance stock units and 31,363 under the 2011 Employee, Director and stock options to Michael D. Dale Consultant Equity Incentive Plan 4 Approve the grant of 1,000 restricted 12 Ratify the appointment of Ernst & Young stock units and 1,000 stock options to LLP as the Company’s independent Michael A. Carusi registered public accounting ?rm for the 5 Approve the grant of 1,000 restricted ?scal year ending December 31, 2015 stock units and 1,000 stock options to Anne J. Keating 6 Approve the grant of 1,000 restricted stock units and 1,000 stock options to Timothy J. Barberich ??If you do not mark the “FOR”, “AGAINST” or “WITHHOLD” box your vote will not be counted. THE BOARD OF DIRECTORS OF GI DYNAMICS, INC. SOLICITS THIS CDI VOTING INSTRUCTION FORM. SIGNATURE OF CDI HOLDERS – THIS MUST BE COMPLETED CDI Holder 1 (Individual) Joint CDI Holder 2 (Individual) Joint CDI Holder 3 (Individual) 4 STEP Sole Director and Sole Company Secretary Director/Company Secretary (Delete one) Director Date: / / Date: / / Date: / / This form should be signed by the CDI Holder in accordance with the instructions overleaf.